united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Dr., Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 5/31

Date of reporting period: 5/31/19

Item 1. Reports to Stockholders.

Leader Short Duration Bond Fund

Investor Class – LCCMX
Institutional Class – LCCIX
Class A – LCAMX
Class C – LCMCX

Leader Total Return Fund

Investor Class – LCTRX
Institutional Class – LCTIX
Class A – LCATX
Class C – LCCTX

Leader Floating Rate Fund

Investor Class – LFVFX
Institutional Class – LFIFX

Annual Report
May 31, 2019

1-800-711-9164
www.leadercapital.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.leadercapital.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Leader Short Duration Bond Fund, Leader Total Return Fund, and Leader Floating Rate Fund

Management’s Discussion & Analysis1 (unaudited)

Dear Fellow Shareholders:

We are pleased to present the annual report for the Leader Short Duration Bond Fund, the Leader Total Return Fund and the Leader Floating Rate Fund. This report covers the financial results and investment activity for all Leader Funds for the fiscal year ended May 31, 2019.

The Leader Short Duration Bond Fund ended fiscal year 2019 with a total return of +3.34% (LCCIX), +2.80% (LCCMX), +2.80% (LCAMX) and +2.27% (LCMCX). The Index (Merrill Lynch 1-3 Year U.S. Corporate /Government Bond Index) finished the year +3.72%.

The Leader Total Return Fund ended its fiscal year with a total return, of +7.27% (LCTIX), +6.63% (LCTRX), +6.79% (LCATX) and +6.19% (LCCTX). The Index (Barclays US Intermediate Aggregate Index) finished the year +5.69%.

The Leader Floating Rate Fund ended its fiscal period with a total return, of +3.12% (LFIFX), +2.64% (LFVFX). The Index (S&P/LSTA Leveraged Loan Total Return Index) finished the period +3.83%.

We are very pleased with the Funds’ performance during fiscal year 2019. For the fiscal year, Leader Total Return Fund was in the top 3 percentile of its category. Leader Floating Rate Fund outperformed its category on a risk adjusted basis (measured by Sharpe Ratio, a measure of risk-adjusted returns). Leader Short Duration Bond Fund ended in the top 1 percentile of its category for the calendar year ending 2018. As markets rebounded paired with falling interest rates to start 2019, we have lagged our peers as they caught back up in 2019. We are very happy with the Funds and are excited to continue delivering performance to our shareholders. Positioning within high yield, floating rate bonds, and around treasuries attributed to outperformance in our Total Return Fund over its benchmark and intermediate-core bond plus category. Leader Floating Rate Fund ended the calendar year of 2018 in the top 1 percentile of its category when markets sold off in December. As markets rebounded to start 2019, our space caught back up in terms of performance. Despite this, our outperformance in December 2018 still has meant we are in the top 28 percentile of our category for Fiscal Year End 2019. The higher-quality nature of our floating rate portfolio tends to lag funds with lower credit quality investments during risk-on market conditions, but as proven in December 2018, has outperformed during risk-off conditions.

We are optimistic about our performance going forward, our risk management processes, security selection within the portfolios, and positioning in various fixed income asset classes. We have been and continue tactical in our duration positioning as the interest rate landscape has changed dramatically from post-election.

We saw new highs in the equity markets during the summer of 2018 before volatility gripped the markets again starting in November and carrying through December. The Federal Reserve hiked interest rates four times in total in 2018. As markets sold off in the last quarter of 2018, interest rates fell dramatically. The front end of the yield curve tightened dramatically. However, markets ripped right back in January and have gone for the most part straight up for the first half of 2019. High yield credit spreads re-tightened after widening out dramatically in December paired with continued tightening in interest rates. The 10-year breakeven rate (as measured by the 10-year US Treasury yield minus the yield of the 10-year TIPS (Treasury Inflation Protected Securities)), which is another gauge for inflation expectations, has fell below 2% and has stayed below even as equity markets rebounded. The Federal Reserve has openly stated they want to keep the expansion going. For now, that means there is and will continue to be a strong correlation between rising equity markets and low interest rates. We want to highlight a few key things that we see as important to the markets: 1) Risk Assets: Equities and High Yield; 2) Floating rate and short duration best places to be in fixed income; and 3) Interest Rates: Flat curve continues. Is this the new normal?

As mentioned, equity markets went through a roller coaster 2018 hitting new highs and then moving lower in December before rebounding in 2019. Today, we continue to see new highs and a strong equity market fueled though by low interest rates. Last year, we noted that volatility being injected into the market would cause lower markets, but opportunity as well. The February 2018 volatility was just a precursor to the December 2018 market rout. With risk back on in 2019 and a different tone in the Fed, we see less risk in risk assets, but maintain the view of being highly selective. While the future is unknown, we can control our risk by investing in shorter assets, and being opportunistic with our single security selection.

We still believe the name of the game going forward is to protect principal and grow coupons, especially as we approach what we think as the later innings of this cycle. Leader Floating Rate Fund, which launched in 2016, has now been in existence for over two years. We believe the Fund is well suited for this unchartered market environment, with its high quality mandate. Our generic theme for all our Funds is to maintain a higher degree of credit quality, exposure to asset classes where we have a strong fundamental view, and ability to generate yield through careful security selection.

With respect to interest rates, the Federal Reserve reversed course as they paused and now are indicating a cut in July 2019. This has caused the front end of the curve to move considerably lower after hitting highs in late 2018. After the market rout in December of 2018 and then post rebound paired with continued tightening on interest rates, the yield curve continued to drift even flatter. In our shareholder letter last year, we threw out the question of whether an inversion would occur; we saw some 2Y UST and 5Y UST inversions in the past year. While 2Y/10Y UST inversion has not occurred yet, the flatness of the curve has made us generally cautious on generic high yield risk. Today, the 2-year US Treasury Yield and 10 year US Treasury Yield only differ by about 26 bps (0.26%). Flat curves are typically a sign of a bear market to come. However, we’ve seen that bear markets typically occur six months to a year after the inversion occurs, which gives anyone time to begin reducing risk within portfolios. We continue to be very cognizant of how the treasury curve looks and its effect on the Funds as a whole.

We remain tactical in our exposure to treasuries and duration; the Funds currently have some exposure to government securities right now, versus little to no exposure at this point last year. We continue to see value in short high-quality floating rate paper, and agency mortgages. We remain opportunistic in the high yield markets looking for unique opportunities and value within single security selection.

In the following pages, you will find detailed information about the Leader Short Duration Bond Fund, the Leader Total Return Fund, and the Leader Floating Rate Fund and performance since inception of the Funds. We hope you will take a moment to read this information, and let us know if you have any questions about your investment. You can send us an email at info@leadercapital.com or call us at 1-800-269-8810.

As always, we appreciate your investment in the Leader Funds and we look forward to serving your investment needs in the years to come.

Sincerely,

John Lekas

Senior Portfolio Manager

Ethan Lai

Portfolio Manager

[1]	The general market views expressed in this report represent the opinions of Leader Capital Corp. Management comments are not intended to predict or forecast the performance of any of the securities markets or indexes. Past performance is no guarantee of future results.

[2]	An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Quantitative easing is considered when short-term interest rates are at or approaching zero, and does not involve the printing of new banknotes.

This material must be preceded or accompanied by a prospectus. Investors should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. The Prospectus contains this and other important information about the Funds. For a current Prospectus, call 800-269-8810 or go to www.leadercapital.com. Distributor: Ceros

Financial Services, Inc., Member FINRA/SIPC. Leader Capital and Ceros are not affiliated. Gemini Fund Services serves as the Funds’ transfer agent and is not affiliated with the Advisor, Fund or distributor.

The Funds’ past performance does not guarantee future results. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling Gemini Fund Services at 1-800-711-9164.

As stated in the current prospectus, the Funds’ annual operating expense ratio (gross) are as follows:

The Leader Short Duration Bond Fund 1.16% (LCCIX), 1.66% (LCCMX), 1.65% (LCAMX) and 2.16% (LCMCX).

The Leader Total Return Fund 1.81% (LCTIX), 2.31% (LCTRX), 2.31% (LCATX) and 2.81% (LCCTX).

The Leader Floating Rate Fund 1.43% (LFIFX), and 1.85% (LFVFX).

Investments in debt securities typically decrease in value when interest rates rise. This risk is actually greater for longer-term debt securities. Investment by the Funds in lower-rated and nonrated securities presents a greater risk of loss of principal and interest than higher-rated securities. The Funds are exposed to credit risk where lower –rated securities have a higher risk of defaulting on obligations. Investments in foreign securities involve greater volatility and political, economic and currency risks. They may also have different accounting methods. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Leader Short Duration Bond Fund
Investment Highlights (Unaudited)
May 31, 2019

The primary investment objective of the Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The Fund expects to achieve its objectives by investing in a portfolio of investment grade and non-investment grade debt securities, both domestic and foreign. The Fund’s investment advisor, Leader Capital Corp. (the “Advisor”), utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections. The Fund’s sector breakdown as of May 31, 2019 is shown below which may differ from the Portfolio of Investments which is listed by industry subgroup.

*	Based on market value

Leader Short Duration Bond Fund
Investment Highlights (Unaudited) (Continued)
May 31, 2019

The Fund’s performance figures* for each of the periods ending May 31, 2019, compared to its benchmark:

	Returns greater than 1 year are annualized (a)
				Date of Inception
	1 Year	5 Year	10 Year	July 14, 2005	October 31, 2008	March 21, 2012	August 8, 2012
Leader Short Duration Bond Fund - Investor Class	2.80%	(0.04)%	2.14%	2.38%	N/A	N/A	N/A
Leader Short Duration Bond Fund - Institutional Class	3.34%	0.54%	3.01%	N/A	3.74%	N/A	N/A
Leader Short Duration Bond Fund - Class A	2.80%	(0.15)%	N/A	N/A	N/A	1.53%	N/A
Leader Short Duration Bond Fund - Class A with Load **	1.21%	(0.86)%	N/A	N/A	N/A	1.03%	N/A
Leader Short Duration Bond Fund - Class C	2.27%	(0.48)%	N/A	N/A	N/A	N/A	1.05%
Merrill Lynch 1-3 Year U.S. Corporate /Government Bond Index ***	3.72%	1.34%	1.59%	2.48%	1.91%	1.28%	1.26%

Comparison of the Change in Value of a $10,000 Investment | July 14, 2005 – May 31, 2019

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expense ratios, excluding any fee waivers or expense reimbursements, are 1.66%, 1.16%, 1.65% and 2.16% for Investor Class, Institutional Class, Class A and Class C shares, respectively, per the Fund’s prospectus dated September 28, 2018. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. For performance information current to the most recent month-end, please call 1-800-711-9164.

**	Class A with load total return is calculated using the maximum sales charge 1.50%. Prior to May 21, 2015, the maximum sales charge was 3.50%.

***	Merrill Lynch 1-3 Year U.S. Corporate /Government Bond Index tracks the performance of U.S. dollar denominated investment grade U.S. Government and corporate bond debt issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years. One cannot invest directly in an index. Sector allocations are subject to change. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(a)	Returns are based on traded NAVs.

Leader Short Duration Bond Fund
PORTFOLIO OF INVESTMENTS
May 31, 2019

Principal			Coupon
Amount ($)		Variable Rate	Rate (%)	Maturity	Value ($)

	BONDS & NOTES - 14.0%
	MISCELLANEOUS MANUFACTURING - 3.0%
3,250,000	General Electric Co. (a)	3 Month LIBOR + 3.33%	5.0000	Perpetual	3,029,699

	OIL & GAS - 0.7%
750,000	Antero Resources Corp.		5.0000	3/1/2025	715,313

	OTHER ASSET BACKED SECURITIES - 6.0%
1,500,000	ALM XIX Ltd. 2012-7A BR (a,b)	3 Month LIBOR + 2.50%	5.0968	10/15/2028	1,500,792
500,000	Ares XXXIV CLO Ltd. 2015-2A ER (a,b)	3 Month LIBOR + 5.20%	7.7824	7/29/2026	497,488
975,000	BlueMountain Fuji US CLO I Ltd. 2017-1A C (a,b)	3 Month LIBOR + 2.35%	4.9415	7/20/2029	976,407
1,000,000	Cumberland Park CLO Ltd. 2015-2A ER (a,b)	3 Month LIBOR + 5.65%	8.2415	7/20/2028	990,008
1,750,000	LCM XXI LP 21A ER (a,b)	3 Month LIBOR + 5.75%	8.3415	4/20/2028	1,732,280
250,000	Madison Park Funding XII Ltd. 2017-12A B1 (a,b)	3 Month LIBOR + 1.65%	4.2415	7/20/2026	250,484
					5,947,459
	PRIVATE EQUITY - 1.5%
1,500,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. (b)		6.2500	5/15/2026	1,492,500

	SOFTWARE - 1.8%
2,000,000	Rackspace Hosting, Inc. (b)		8.6250	11/15/2024	1,745,440

	TRANSPORTATION - 1.0%
1,000,000	XPO Logistics, Inc. (b)		6.1250	9/1/2023	1,008,920

	TOTAL BONDS & NOTES (Cost - $14,019,364)				13,939,331

	CONVERTIBLE BONDS - 1.9%
	OIL & GAS - 1.9%
2,000,000	Whiting Petroleum Corp. (Cost - $1,940,625)		1.2500	4/1/2020	1,941,297

	INTEREST ONLY U.S. AGENCY COMMERCIAL MORTGAGE OBLIGATIONS - 65.0%
76,746,183	Fannie Mae-Aces 2010-M3 X (c)		0.3004	3/25/2020	107,924
17,270	Fannie Mae-Aces 2010-M4 A3		3.8190	6/25/2020	17,423
54,037,885	Fannie Mae-Aces 2010-M4 X (c)		0.8441	6/25/2020	293,409
176,737,142	Fannie Mae-Aces 2010-M6 X (c)		0.2718	9/25/2020	414,228
230,412,456	Fannie Mae-Aces 2011-M1 X (c)		0.1647	6/25/2021	1,422,078
237,781,902	Fannie Mae-Aces 2011-M2 X (c)		0.1500	4/25/2021	1,476,849
119,456,513	Fannie Mae-Aces 2011-M3 X (c)		0.1396	7/25/2021	545,953
230,752,200	Fannie Mae-Aces 2011-M4 X (c)		0.1387	6/25/2021	1,613,463
321,225,569	Fannie Mae-Aces 2011-M8 X (c)		0.1312	8/25/2021	2,195,879
161,935,663	Fannie Mae-Aces 2011-M9 X (c)		0.1317	1/25/2021	354,234
310,612,946	Fannie Mae-Aces 2012-M1 X (c)		0.1227	10/25/2021	1,856,397
29,269,749	Fannie Mae-Aces 2012-M4 X1 (c)		0.6778	4/25/2022	384,165
143,885,767	Fannie Mae-Aces 2013-M3 X2 (c)		0.1912	11/25/2022	556,434
240,476,065	Fannie Mae-Aces 2018-M5 XI (c)		0.3114	9/25/2021	1,061,476
260,016,104	Fannie Mae-Aces 2018-M5 XP		0.2000	9/25/2021	1,929,808
48,585,000	Freddie Mac Multifamily Structured Pass Through Certificates KS07 X (c)		0.7777	9/25/2025	1,880,725
7,439,190	Freddie Mac Multifamily Structured Pass Through Certificates K057 X1 (c)		1.3246	7/25/2026	513,378
143,901,031	FREMF Mortgage Trust 2013-K28 X2B (b)		0.1000	6/25/2046	502,215
190,000	FREMF Mortgage Trust 2015-K44 B (b,c)		3.8073	1/25/2048	195,284
210,000	FREMF Mortgage Trust 2016-K723 C (b,c)		3.7014	11/25/2023	208,985
43,219,296	Government National Mortgage Association 2010-148 (c)		1.8800	9/16/2050	926,189
14,011,321	Government National Mortgage Association 2011-67 (c)		0.0001	4/16/2053	84,698
5,887,328	Government National Mortgage Association 2011-96 (c)		0.0000	8/16/2053	40,240
9,243,088	Government National Mortgage Association 2011-119 (c)		0.2926	8/16/2051	100,750
4,626,932	Government National Mortgage Association 2011-121 (a)	(1 Month LIBOR) + 6.10%	3.6226	3/16/2043	449,183
29,553,286	Government National Mortgage Association 2011-142 (c)		0.2290	9/16/2046	206,430
12,906,027	Government National Mortgage Association 2012-1 (c)		0.2968	9/16/2053	181,588
16,310,375	Government National Mortgage Association 2012-109 (c)		0.7700	10/16/2053	480,492
20,021,958	Government National Mortgage Association 2012-125 (c)		0.3857	2/16/2053	514,765
33,453,223	Government National Mortgage Association 2012-132 (c)		0.7717	6/16/2054	1,161,496
34,696,104	Government National Mortgage Association 2012-139 (c)		0.8359	2/16/2053	1,954,778
23,439,520	Government National Mortgage Association 2013-63 (c)		0.7906	9/16/2051	1,352,929
47,312,845	Government National Mortgage Association 2013-141 (c)		0.6140	6/16/2040	817,093
14,789,501	Government National Mortgage Association 2013-146 (c)		0.7929	11/16/2048	545,585
35,181,928	Government National Mortgage Association 2013-176 (c)		1.0282	3/16/2046	1,739,043
55,494,237	Government National Mortgage Association 2013-178 (c)		0.6611	6/16/2055	1,948,403
13,845,191	Government National Mortgage Association 2014-16 (c)		0.7324	6/16/2055	512,826
21,398,561	Government National Mortgage Association 2014-61 (c)		0.4869	2/16/2054	480,398
15,724,811	Government National Mortgage Association 2014-78 (c)		0.5657	3/16/2056	517,975

See accompanying notes to financial statements.

Leader Short Duration Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2019

Principal		Coupon
Amount ($)	Variable Rate	Rate (%)	Maturity	Value ($)
	INTEREST ONLY U.S. AGENCY COMMERCIAL MORTGAGE OBLIGATIONS (Continued) - 65.0%
28,933,923	Government National Mortgage Association 2014-92	1.5000	6/16/2040	813,911
42,879,863	Government National Mortgage Association 2014-186	0.3000	12/16/2047	548,433
3,393,780	Government National Mortgage Association 2015-21 (c)	0.9290	7/16/2056	193,174
15,712,312	Government National Mortgage Association 2015-23 (c)	1.6518	10/16/2041	545,021
21,837,283	Government National Mortgage Association 2015-30 (c)	1.0220	7/16/2056	1,368,541
7,622,886	Government National Mortgage Association 2015-32 (c)	0.8397	9/16/2049	441,441
18,898,405	Government National Mortgage Association 2015-47 (c)	0.8504	10/16/2056	1,050,940
15,621,552	Government National Mortgage Association 2015-120 (c)	0.8565	3/16/2057	926,827
18,712,424	Government National Mortgage Association 2015-122 (c)	0.8649	5/16/2057	1,195,350
27,305,329	Government National Mortgage Association 2015-136 (c)	0.6559	8/16/2055	1,257,683
18,082,769	Government National Mortgage Association 2016-2 (c)	0.9092	4/16/2057	1,221,672
42,644,814	Government National Mortgage Association 2016-34 (c)	0.9981	1/16/2058	3,195,802
29,489,441	Government National Mortgage Association 2016-35 (c)	0.8707	3/16/2058	1,986,704
37,450,393	Government National Mortgage Association 2016-36 (c)	0.9406	8/16/2057	2,677,329
56,205,713	Government National Mortgage Association 2016-64 (c)	0.9632	12/16/2057	3,769,155
60,055,919	Government National Mortgage Association 2016-67 (c)	1.1674	7/16/2057	4,794,264
4,509,601	Government National Mortgage Association 2016-86 (c)	1.0455	3/16/2058	349,088
9,381,840	Government National Mortgage Association 2016-94 (c)	1.6680	12/16/2057	766,309
17,045,637	Government National Mortgage Association 2016-119 (c)	1.2260	4/16/2058	1,350,696
15,998,175	Government National Mortgage Association 2016-143	0.9607	10/16/2056	1,213,622
43,105,256	Government National Mortgage Association 2016-158 (c)	0.9072	6/16/2058	3,116,079
7,003,267	Government National Mortgage Association 2016-175 (c)	0.9204	9/16/2058	500,453
10,675	Government National Mortgage Association 2018-109 (c)	0.7682	7/16/2060	873
	INTEREST ONLY U.S. AGENCY COMMERCIAL MORTGAGE OBLIGATIONS (Cost - $66,655,500)			64,828,535

	U.S. GOVERNMENT OBLIGATIONS - 16.4%
	U.S. TREASURY OBLIGATIONS - 16.4%
4,000,000	United States Treasury Bond	2.8750	5/15/2049	4,243,281
5,000,000	United States Treasury Note	1.2500	1/31/2020	4,964,746
3,000,000	United States Treasury Note	2.5000	1/31/2021	3,023,555
4,000,000	United States Treasury Note	2.3750	5/15/2029	4,083,047
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost - $16,221,605)			16,314,629
Shares
	EXCHANGE TRADED FUND - 1.2%
	EQUITY - 1.2%
20,000	ProShares UltraPro Short Dow30 (Cost - $1,219,924)			1,230,600
		Dividend
		Rate (%)
	PREFERRED STOCKS - 1.1%
	AUCTION RATE PREFERRED STOCKS - 1.1%
27	Eaton Vance Senior Floating-Rate Trust Series C (d,e,f)	3.5930	Perpetual	641,250
18	Eaton Vance Senior Floating-Rate Trust Series D (d,e,f)	3.5330	Perpetual	427,500
	TOTAL PREFERRED STOCK - (Cost $1,125,000)			1,068,750

	SHORT - TERM INVESTMENTS - 0.0%
	MONEY MARKET FUND - 0.0%
739	Federated Treasury Obligations Fund - Institutional Class 2.27% (a) (Cost - $739)			739

	TOTAL INVESTMENTS - 99.6% (Cost - $101,182,757)			$99,323,881
	OTHER ASSETS LESS LIABILITIES - 0.4%			364,464
	NET ASSETS - 100.0%			$99,688,345

CLO - Collateralized Loan Obligation

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates.

(a)	Variable rate security; the rate shown represents the rate at May 31, 2019.

(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2019, these securities amounted to $11,100,803 or 11.1% of net assets.

(c)	Variable or Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The rate represents the rate at May 31, 2019.

(d)	The value of this security has been determined in good faith under the policies of the Board of Trustees.

(e)	The Advisor or Trustees have determined these securities to be illiquid. On May 31, 2019, these securities amounted to $1,068,750 or 1.1% of net assets.

(f)	Rate shown represents the dividend rate as of May 31, 2019.

See accompanying notes to financial statements.

Leader Total Return Fund
Investment Highlights (Unaudited)
May 31, 2019

The primary investment objective of the Fund is to seek income and capital appreciation to produce a high total return. The Fund expects to achieve its objectives by investing primarily in domestic and foreign fixed income securities of various maturities and credit qualities that are denominated in U.S. dollars or foreign currencies. The Fund’s investment advisor, Leader Capital Corp. (the “Advisor”), allocates Fund assets among various fixed income sectors, maturities and specific issues using an opportunistic approach by assessing risk and reward among fixed income peer groups. The Fund’s sector breakdown as of May 31, 2019 is shown below which may differ from the Portfolio of Investments which is listed by industry subgroup.

Sector Breakdown

% of Portfolio of Investments *

Private Equity, 1.43%
Pipelines, 1.07%
Money Market Fund, 0.10%
Transportation, 1.45%
Miscellaneous Manufacturing, 2.01%
Oil & Gas, 2.08%
Software, 2.50%
Exchange Traded Funds, 3.53%
Asset Backed Securities, 7.11%
Interest Only U.S. Agency Commercial Mortgage Obligations, 60.84%
U.S. Government, 17.88%

*	Based on market value

Leader Total Return Fund
Investment Highlights (Unaudited) (Continued)
May 31, 2019

The Fund’s performance figures* for each the periods ending May 31, 2019, compared to its benchmark:

	Returns greater than 1 year are annualized (a)
			Date of Inception
	1 Year	5 Year	July 30, 2010	March 21, 2012	August 8, 2012
Leader Total Return Fund - Investor Class	6.63%	0.95%	3.80%	N/A	N/A
Leader Total Return Fund - Institutional Class	7.27%	1.61%	4.41%	N/A	N/A
Leader Total Return Fund - Class A	6.79%	0.95%	N/A	3.63%	N/A
Leader Total Return Fund - Class A with Load **	5.16%	0.23%	N/A	3.11%	N/A
Leader Total Return Fund - Class C	6.19%	0.47%	N/A	N/A	3.28%
Barclays US Intermediate Aggregate Index ***	5.69%	2.28%	2.59%	2.26%	2.06%

Comparison of the Change in Value of a $2,000,000 Investment | July 30, 2010 – May 31, 2019

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The Fund’s total annual operating expense ratios, excluding any fee waivers or expense reimbursements, are 2.31%, 1.81%, 2.31% and 2.81% for Investor Class, Institutional Class, Class A and Class C shares, respectively, per the Fund’s prospectus dated September 28, 2018. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. For performance information current to the most recent month-end, please call 1-800-711-9164.

**	Class A with load total return is calculated using the maximum sales charge 1.50%. Prior to May 21, 2015, the maximum sales charge was 3.50%.

***	Barclays US Intermediate Aggregate Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States - including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. Investors may not invest directly in an index. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(a)	Returns are based on traded NAVs.

Leader Total Return Fund
PORTFOLIO OF INVESTMENTS
May 31, 2019

Principal			Coupon
Amount ($)		Variable Rate	Rate (%)	Maturity	Value ($)
	BONDS & NOTES - 14.1%
	MISCELLANEOUS MANUFACTURING - 2.0%
750,000	General Electric Co. (a)	3 Month LIBOR + 3.33%	5.0000	Perpetual	699,161

	OIL & GAS - 0.6%
250,000	Antero Resources Corp		5.0000	3/1/2025	238,438

	OTHER ASSET BACKED SECURITIES - 6.6%
500,000	ALM VII Ltd. 2012-7A BR (a,b)	3 Month LIBOR + 2.50%	5.0968	10/15/2028	500,264
500,000	Ares CLO Ltd. 2015-2A E2 (a,b)	3 Month LIBOR + 5.20%	7.7824	7/29/2026	497,488
500,000	Cumberland Park CLO Ltd. 2015-2A ER (a,b)	3 Month LIBOR + 5.65%	8.2415	7/20/2028	495,004
750,000	LCM XXI LP 21A ER (a,b)	3 Month LIBOR + 5.75%	8.3415	4/20/2028	742,406
250,000	Treman Park CLO Ltd. 2015-1A ERR (a,b)	3 Month LIBOR + 5.50%	8.0915	10/20/2028	242,473
					2,477,635
	PRIVATE EQUITY - 1.3%
500,000	Icahn Enterprises LP (b)		6.2500	5/15/2026	497,500

	SOFTWARE - 2.3%
1,000,000	Rackspace Hosting, Inc. (b)		8.6250	11/15/2024	872,720

	TRANSPORTATION - 1.3%
500,000	XPO Logistics, Inc. (b)		6.1250	9/1/2023	504,460

	TOTAL BONDS & NOTES (Cost - $5,344,077)				5,289,914

	CONVERTIBLE BOND - 1.3%
	OIL & GAS - 1.3%
500,000	Whiting Petroleum Corp. (Cost - $486,563)		1.2500	4/1/2020	485,324

	INTEREST ONLY U.S AGENCY COMMERCIAL MORTGAGE OBLIGATIONS - 56.5%
14,945,035	Fannie Mae-Aces 2010 - M3 X (c)		0.3004	3/25/2020	21,017
11,300,383	Fannie Mae-Aces 2010 - M4 X (c)		0.8441	6/25/2020	61,358
56,128,950	Fannie Mae-Aces 2010 - M6 X (c)		0.2718	9/25/2020	131,552
79,637,463	Fannie Mae-Aces 2011 - M1 X (c)		0.1647	6/25/2021	491,513
80,374,025	Fannie Mae-Aces 2011 - M2 X (c)		0.1500	4/25/2021	499,198
31,847,374	Fannie Mae-Aces 2011 - M3 X (c)		0.1396	7/25/2021	145,552
98,490,754	Fannie Mae-Aces 2011 - M4 X (c)		0.1387	6/25/2021	688,666
123,776,023	Fannie Mae-Aces 2011 - M8 X (c)		0.1312	8/25/2021	846,126
52,185,788	Fannie Mae-Aces 2011 - M9 X (c)		0.1317	1/25/2021	114,156
134,091,055	Fannie Mae-Aces 2012 - M1 X (c)		0.1227	10/25/2021	801,403
19,961,969	Fannie Mae-Aces 2012 - M4 X1 (c)		0.6778	4/25/2022	262,001
88,247,486	Fannie Mae-Aces 2018 - M5 X1 (c)		0.3114	9/25/2021	389,530
68,707,447	Fannie Mae-Aces 2018 - M5 XP (c)		0.2000	9/25/2021	509,938
4,822,184	Freddie Mac Multifamily Structured Pass Through Certificates K033 X1 (c)		0.4158	7/25/2023	59,313
19,451,910	Freddie Mac Multifamily Structured Pass Through Certificates K047 X1 (c)		0.2621	5/25/2025	173,997
6,259,175	Freddie Mac Multifamily Structured Pass Through Certificates K051 X1 (c)		0.6811	9/25/2025	185,397
2,479,730	Freddie Mac Multifamily Structured Pass Through Certificates K057 X1 (c)		1.3246	7/25/2026	171,126
27,541,000	Freddie Mac Multifamily Structured Pass Through Certificates K712 X3 (c)		1.4802	5/25/2040	193,200
13,879,053	Freddie Mac Multifamily Structured Pass Through Certificates KS03 X (c)		0.4176	8/25/2025	161,275
15,000,000	Freddie Mac Multifamily Structured Pass Through Certificates KS07 X (c)		0.7777	9/25/2025	580,650
23,214,601	Government National Mortgage Association 2010-148 (c)		1.8800	9/16/2050	497,489
23,196,268	Government National Mortgage Association 2010-16 (c)		0.2043	1/16/2050	304,567
14,502,681	Government National Mortgage Association 2010-28 (c)		0.1950	3/16/2050	148,507
13,493,280	Government National Mortgage Association 2010-83 (c)		0.0924	7/16/2050	100,188
4,855,647	Government National Mortgage Association 2011-67 (c)		0.0001	4/16/2053	29,352
1,962,443	Government National Mortgage Association 2011-96 (c)		0.0000	8/16/2053	13,413
4,393,541	Government National Mortgage Association 2012-1 (c)		0.2968	9/16/2053	61,817
5,061,703	Government National Mortgage Association 2012-28 (c)		0.1057	7/16/2045	53,199
31,349,441	Government National Mortgage Association 2012-46 (c)		0.4639	9/16/2053	530,746
11,377,728	Government National Mortgage Association 2012-125 (c)		0.3857	2/16/2053	292,521
11,759,385	Government National Mortgage Association 2012-132 (c)		0.7711	6/16/2054	408,286
3,568,970	Government National Mortgage Association 2013-17 (c)		0.7809	6/16/2054	116,563
18,399,638	Government National Mortgage Association 2013-141 (c)		0.6140	6/16/2040	317,762
14,789,501	Government National Mortgage Association 2013-146 (c)		0.7929	11/16/2048	545,585
7,910,165	Government National Mortgage Association 2013-163 (c)		1.2378	2/16/2046	428,879
7,036,383	Government National Mortgage Association 2013-176 (c)		1.0282	3/16/2046	347,808
13,651,358	Government National Mortgage Association 2014-16 (c)		0.7324	6/16/2055	505,646
5,944,503	Government National Mortgage Association 2014-78 (c)		0.5657	3/16/2056	195,812
9,989,905	Government National Mortgage Association 2014-92		1.5000	6/16/2040	281,016
21,084,315	Government National Mortgage Association 2014-164		0.2500	8/16/2043	124,925
21,439,932	Government National Mortgage Association 2014-186		0.3000	12/16/2047	274,217

See accompanying notes to financial statements.

Leader Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2019

Principal		Coupon
Amount ($)	Variable Rate	Rate (%)	Maturity	Value ($)
	INTEREST ONLY U.S AGENCY COMMERCIAL MORTGAGE OBLIGATIONS (Continued) - 56.5%
7,777,097	Government National Mortgage Association 2015-23 (c)	1.6518	10/16/2041	269,768
3,811,443	Government National Mortgage Association 2015-32 (c)	0.8397	9/16/2049	220,721
9,449,203	Government National Mortgage Association 2015-47 (c)	0.8504	10/16/2056	525,470
7,810,570	Government National Mortgage Association 2015-120 (c)	0.8565	3/16/2057	463,401
10,502,050	Government National Mortgage Association 2015-136 (c)	0.6559	8/16/2055	483,724
3,169,333	Government National Mortgage Association 2015-150 (c)	0.9418	9/16/2057	201,094
6,781,038	Government National Mortgage Association 2016-2 (c)	0.9092	4/16/2057	458,127
8,841,507	Government National Mortgage Association 2016-34 (c)	0.9981	1/16/2058	662,583
8,317,535	Government National Mortgage Association 2016-35 (c)	0.8707	3/16/2058	560,352
9,362,598	Government National Mortgage Association 2016-36 (c)	0.9406	8/16/2057	669,332
6,753,202	Government National Mortgage Association 2016-64 (c)	0.9632	12/16/2057	452,870
5,274,267	Government National Mortgage Association 2016-65 (c)	1.0020	1/16/2058	365,454
6,147,456	Government National Mortgage Association 2016-67 (c)	1.1674	7/16/2057	490,751
3,643,758	Government National Mortgage Association 2016-86 (c)	1.0456	3/16/2058	282,063
4,690,919	Government National Mortgage Association 2016-94 (c)	1.1668	12/16/2057	383,154
6,621,667	Government National Mortgage Association 2016-106 (c)	1.0314	9/16/2058	516,027
6,628,859	Government National Mortgage Association 2016-119 (c)	1.1226	4/16/2058	525,271
5,332,725	Government National Mortgage Association 2016-143 (c)	0.9607	10/16/2056	404,541
9,578,946	Government National Mortgage Association 2016-158 (c)	0.9072	6/16/2058	692,462
7,003,267	Government National Mortgage Association 2016-175 (c)	0.9203	9/16/2058	500,453
2,669	Government National Mortgage Association 2018-109 (c)	0.7684	7/16/2060	218
	INTEREST ONLY U.S AGENCY COMMERCIAL MORTGAGE OBLIGATIONS (Cost - $21,240,178)			21,193,102

	U.S. GOVERNMENT OBLIGATIONS - 16.6%
	U.S. TREASURY OBLIGATIONS - 16.6%
2,000,000	United States Treasury Note	1.2500	1/31/2020	1,985,898
4,000,000	United States Treasury Note	2.8750	5/15/2049	4,243,281
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost - $6,165,306)			6,229,179

Shares
	EXCHANGE TRADED FUNDS - 3.3%
20,000	ProShares UltraPro Short Dow30 (Cost $1,219,924)			1,230,600

		Dividend
		Rate (%)
	PREFERRED STOCK - 0.9%
	PIPELINES - 0.9%
15,000	NGL Energy Partners LP (Cost $375,000)	9.6250	Perpetual	372,300

	SHORT-TERM INVESTMENTS - 0.1%
	MONEY MARKET FUND - 0.1%
35,485	Federated Treasury Obligations Fund Institutional Shares 2.27% (a) (Cost - $35,485)			35,485

	TOTAL INVESTMENTS - 92.8% (Cost - $34,866,533)			$34,835,904
	OTHER ASSETS LESS LIABILITIES - 7.2%			2,680,928
	NET ASSETS - 100.0%			$37,516,832

CLO - Collateralized Loan Obligation

Perpetual - Perpetual stocks and bonds are fixed income instruments without defined maturity dates

(a)	Variable rate security; the rate shown represents the rate at May 31, 2019.

(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. On May 31, 2019, these securities amounted to $4,352,315 or 11.6% of net assets.

(c)	Variable or Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The rate shown represents the rate at May 31, 2019.

See accompanying notes to financial statements.

Leader Floating Rate Fund
Investment Highlights (Unaudited)
May 31, 2019

The primary investment objective of the Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The Fund expects to achieve its objectives by investing in a portfolio of investment grade and non-investment grade debt securities, both domestic and foreign. The Fund’s investment advisor, Leader Capital Corp. (the “Advisor”), utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections. The Fund’s sector breakdown as of May 31, 2019 is shown below which may differ from the Portfolio of Investments which is listed by industry subgroup.

Sector Breakdown

% of Portfolio of Investments*

U.S. Government, 5.30%
Money Market Fund, 16.76%
Collateralized Mortgage Obligations, 9.15%
Asset Backed Securities, 68.79%

*	Based on market value

Leader Floating Rate Fund
Investment Highlights (Unaudited) (Continued)
May 31, 2019

The Fund’s performance figures* for the periods ending May 31, 2019, compared to its benchmark:

	Returns greater than 1 year are annualized
		Since Inception
	1 Year	December 30, 2016
Leader Floating Rate Fund - Investor Class	2.64%	2.42%
Leader Floating Rate Fund - Institutional Class	3.12%	2.86%
S&P/LSTA Leveraged Loan Total Return Index**	3.83%	3.89%

Comparison of the Change in Value of a $2,000,000 Investment | December 30, 2016 – May 31, 2019

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The Fund’s total annual operating expense ratios, excluding any fee waivers or expense reimbursements, are 1.85% and 1.43% for Investor Class and Institutional Class, respectively, per the Fund’s prospectus dated September 28, 2018. For performance information current to the most recent month-end, please call 1-800-711-9164.

**	The S&P/LSTA Leveraged Loan Total Return Index is a market value weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors may not invest directly in an index. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Leader Floating Rate Fund
PORTFOLIO OF INVESTMENTS
May 31, 2019

Principal			Coupon Rate
Amount ($)		Variable Rate	(%)	Maturity	Value ($)
	BONDS & NOTES - 68.9%
	ASSET BACKED SECURITIES - 68.9%
250,050	Allegro CLO I Ltd. 2013-1A A1R (a,b)	3 Month LIBOR + 1.22%	3.8027	1/30/2026	250,202
3,530,000	ALM Loan Funding 2015-17A A1R (a,b)	3 Month LIBOR + 0.93%	3.5268	1/15/2028	3,521,903
5,000,000	ALM V Ltd. 2012-5A A1R3 (a,b)	3 Month LIBOR + 0.91%	3.5109	10/18/2027	5,000,672
250,000	ALM VII Ltd. 2012-7A A1R (a,b)	3 Month LIBOR + 1.48%	4.0768	10/15/2028	250,448
2,750,000	ALM VIII Ltd. 2013-8A A1R (a,b)	3 Month LIBOR + 1.49%	4.0867	10/15/2028	2,752,015
2,000,000	ALM XVII Ltd. 2015-17A A2R (a,b)	3 Month LIBOR + 1.60%	4.1968	1/15/2028	2,002,615
2,250,000	Anchorage Capital CLO 7 Ltd. 2015-7A B1R (a,b)	3 Month LIBOR + 1.30%	3.8968	10/15/2027	2,241,158
2,750,000	Anchorage Capital CLO 8 Ltd. 2016-8A BR (a,b)	3 Month LIBOR + 1.60%	4.1824	7/28/2028	2,763,337
750,000	Anchorage Capital CLO 9 Ltd. 2016-9A A(a,b)	3 Month LIBOR + 1.51%	4.1068	1/15/2029	751,578
1,250,000	Apidos CLO XXIII 2015-23A A1R (a,b)	3 Month LIBOR + 0.82%	3.4167	1/15/2027	1,238,523
1,130,000	ARES XLII CLO Ltd. 2017-43A A (a,b)	3 Month LIBOR + 1.22%	3.8167	10/15/2029	1,129,258
2,000,000	ARES XXXIII CLO Ltd. 2015-1A A1R (a,b)	3 Month LIBOR + 1.35%	3.9485	12/5/2025	2,000,703
2,750,000	ARES XXXIV CLO Ltd. 2015-A2 bR (a,b)	3 Month LIBOR + 1.50%	4.0824	7/29/2026	2,749,356
3,500,000	Atrium XII 12A AR (a,b)	3 Month LIBOR + 0.83%	3.4215	4/22/2027	3,499,585
250,000	Babson CLO Ltd. 2015-IIA B2R (a,b)	3 Month LIBOR + 1.59%	4.1815	10/20/2030	247,611
5,020,000	BlueMountain CLO Ltd. 2012-2A A2R (a,b)	3 Month LIBOR + 1.05%	3.5696	11/20/2028	4,997,188
4,200,000	BlueMountain CLO Ltd. 2013-1 A A1R (a,b)	3 Month LIBOR + 1.23%	3.8215	1/20/2029	4,204,725
1,750,000	BlueMountain CLO Ltd. 2015-1A A1R (a,b)	3 Month LIBOR + 1.33%	3.9268	4/13/2027	1,752,496
645,000	BlueMountain CLO Ltd. 2015-2A A1R (a,b)	3 Month LIBOR + 0.93%	3.5309	7/18/2027	644,367
1,000,000	Burnham Park Clo Ltd. 2016-1A A (a,b)	3 Month LIBOR + 1.43%	4.0215	10/20/2029	1,004,105
2,500,000	Carlyle Global Market Strategies CLO Ltd. 2013-2A AR (a,b)	3 Month LIBOR + 0.89%	3.4909	1/18/2029	2,491,219
2,000,000	Carlyle Global Market Strategies CLO Ltd. 2015-4A A1 (a,b)	3 Month LIBOR + 1.53%	4.1215	10/20/2027	2,001,407
1,000,000	CIFC Funding Ltd. 2012-II-R (a,b)	3 Month LIBOR + 0.80%	3.3915	1/20/2028	998,000
1,000,000	CIFC Funding Ltd. 2015-2A AR (a,b)	3 Month LIBOR + 0.78%	3.3767	4/15/2027	998,087
5,000,000	CIFC Funding Ltd. 2015-3A AR (a,b)	3 Month LIBOR + 0.87%	3.4615	4/19/2029	4,981,273
3,400,000	CIFC Funding Ltd. 2015-5A A1R (a,b)	3 Month LIBOR + 0.86%	3.4403	10/25/2027	3,388,173
1,000,000	CIFC Funding Ltd. 2017-1A A (a,b)	3 Month LIBOR + 1.36%	3.9515	4/23/2029	1,000,645
1,500,000	Dryden 72 CLO 2019-72A X (a,b)	3 Month LIBOR + 0.65%	0.0000	5/15/2032	1,500,697
2,000,000	Dryden 33 Senior Loan Fund 2014-33A AR (a,b)	3 Month LIBOR + 1.23%	3.8267	4/15/2029	2,000,603
1,000,000	Dryden 33 Senior Loan Fund 2014-33A BR (a,b)	3 Month LIBOR + 1.75%	4.3468	4/15/2029	1,001,436
3,410,000	Dryden XXV Senior Loan Fund 2012-25A ARR (a,b)	3 Month LIBOR + 0.90%	3.4967	10/15/2027	3,405,609
2,500,000	Dryden XXVI Senior Loan Fund 2013-26A AR (a,b)	3 Month LIBOR + 0.90%	3.4967	4/15/2029	2,483,125
2,000,000	Gilbert Park CLO Ltd. 2017-1A A (a,b)	3 Month LIBOR + 1.19%	3.7868	10/15/2030	1,994,138
1,920,000	LCM XX Ltd. 20A AR (a,b)	3 Month LIBOR + 1.04%	3.6315	10/20/2027	1,920,752
2,200,000	LCM XXIII Ltd. 23A A1 (a,b)	3 Month LIBOR + 1.40%	3.9915	10/20/2029	2,203,294
1,500,000	Madison Park Funding X Ltd. 2012-10A AR (a,b)	3 Month LIBOR + 1.45%	4.0415	1/20/2029	1,501,061
1,000,000	Madison Park Funding X Ltd. 2012-10A BR (a,b)	3 Month LIBOR + 1.90%	4.4915	1/20/2029	1,001,357
2,500,000	Madison Park Funding XI Ltd. 2013-11A AR (a,b)	3 Month LIBOR + 1.16%	3.7515	7/23/2029	2,500,594
5,000,000	Madison Park Funding XVIII Ltd. 2015-18A A1R (a,b)	3 Month LIBOR + 0.95%	3.5415	4/19/2030	4,995,859
3,450,000	Madison Park Funding XXX Ltd. 2018-30A A (a,b)	3 Month LIBOR + 0.75%	3.3468	4/15/2029	3,407,387
708,009	Magnetite IX Ltd. 2014-9A A1R (a,b)	3 Month LIBOR + 1.00%	3.5803	7/25/2026	708,498
250,000	Magnetite VII Ltd. 2012-7A A1R2 (a,b)	3 Month LIBOR + 0.80%	3.3968	1/15/2028	248,906
2,550,000	Magnetite XII Ltd. 2015-12A X (a,b)	3 Month LIBOR + 0.65%	3.2468	10/15/2031	2,531,883
5,355,000	Magnetite XVIII Ltd. 2016-18A AR (a,b)	3 Month LIBOR + 1.08%	3.5980	11/15/2028	5,348,346
890,000	Neuberger Berman CLO XIV Ltd. 2013-14A AR (a,b)	3 Month LIBOR + 1.25%	3.8324	1/28/2030	889,503
724,000	Neuberger Berman CLO XVI-S 2017-16SA A (a,b)	3 Month LIBOR + 0.85%	3.4468	1/15/2028	723,484
3,000,000	Octagon Investment Partners XXI Ltd. 2014-1A XRR (a,b)	3 Month LIBOR + 0.75%	3.2779	2/14/2031	2,999,810
2,256,000	Octagon Investment Partners XXI Ltd. 2015-1A A1R (a,b)	3 Month LIBOR + 0.85%	3.4468	7/15/2027	2,251,071
3,000,000	OHA Credit Funding 2 Ltd. 2019-2A X (a,b)	3 Month LIBOR + 0.75%	3.3397	4/21/2031	3,002,564
1,000,000	OHA Loan Funding 2015-1 Ltd. 2015-1A AR (a,b)	3 Month LIBOR + 1.41%	3.9280	8/15/2029	1,004,679
3,000,000	OHA Loan Funding 2015-1 Ltd. (a,b)	3 Month LIBOR + 1.80%	4.3180	8/15/2029	3,001,867
1,600,000	Palmer Square Loan Funding 2018-4 Ltd. (a,b)	3 Month LIBOR + 1.45%	3.9680	11/15/2026	1,595,050
1,000,000	Palmer Square Loan Funding 2019-2 Ltd, (a,b)	3 Month LIBOR + 0.97%	3.4934	4/20/2027	1,000,250
2,780,000	Race Point VIII CLO Ltd. 2013-8A AR (a,b)	3 Month LIBOR + 1.34%	3.8596	2/20/2030	2,783,459
300,000	Sound Point CLO XVIII Ltd. 2017-2A A (a,b)	3 Month LIBOR + 0.88%	3.4715	7/20/2027	300,301
2,000,000	Symphony CLO XVI Ltd. 2016-18A B (a,b)	3 Month LIBOR + 1.80%	4.3915	1/23/2028	1,999,463
300,000	THL Credit Wind River Clo Ltd. 2015-2A A1R (a,b)	3 Month LIBOR + 0.87%	3.4667	10/15/2027	299,478
2,000,000	THL Credit Wind River Clo Ltd. 2015-2A A2R (a,b)	3 Month LIBOR + 0.87%	3.4667	10/15/2027	1,995,090
2,500,000	THL Credit Wind River Clo Ltd. 2016-2A X (a,b)	3 Month LIBOR + 0.70%	3.2790	11/1/2031	2,498,985
2,207,000	Treman Park CLO Ltd. 2015-1A APR (a,b)	3 Month LIBOR + 1.07%	3.6615	10/20/2028	2,206,669
1,000,000	Voya CLO Ltd. 2012-4A A2R (a,b)	3 Month LIBOR + 1.85%	4.4467	10/15/2028	1,001,268
1,500,000	Voya CLO Ltd. 2015-1A A1R (a,b)	3 Month LIBOR + 0.90%	3.5009	1/18/2029	1,490,354
752,500	Voya CLO Ltd. 2015-1A A2R (a,b)	3 Month LIBOR + 1.25%	3.8509	1/18/2029	741,426
1,440,000	Voya CLO Ltd. 2016-3A XR (a,b)	3 Month LIBOR + 0.70%	3.3009	10/18/2031	1,438,015
	TOTAL ASSET BACKED SECURITIES (Cost - $130,818,291)				130,836,980

See accompanying notes to financial statements.

Leader Floating Rate Fund
PORTFOLIO OF INVESTMENTS
May 31, 2019

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Value ($)

	INTEREST ONLY U.S AGENCY COMMERCIAL MORTGAGE OBLIGATIONS - 9.2%
45,565,282	Freddie Mac Multifamily Structured Pass Through Certificates K013 (c)	0.6683	1/25/2021	367,484
28,145,542	Government National Mortgage Association 2013-176 (c)	1.0247	3/16/2046	1,391,234
48,211,187	Government National Mortgage Association 2014-135S (c)	0.8134	1/16/2056	2,385,972
20,343,115	Government National Mortgage Association 2016-2 (c)	0.9092	4/16/2057	1,374,381
23,406,495	Government National Mortgage Association 2016-36 (c)	0.9406	8/16/2057	1,673,330
30,274,441	Government National Mortgage Association 2016-64 (c)	0.9632	12/16/2057	2,030,204
82,513,050	Government National Mortgage Association 2016-67 (c)	1.1674	7/16/2057	6,587,017
22,031,575	Government National Mortgage Association 2016-158 (c)	0.9071	6/16/2058	1,592,662
	TOTAL INTEREST ONLY U.S AGENCY COMMERCIAL MORTGAGE OBLIGATIONS (Cost - $17,256,423)			17,402,284

	U.S. GOVERNMENT OBLIGATIONS - 5.3%
	U.S. TREASURY OBLIGATIONS - 5.3%
10,000,000	United States Treasury Note (Cost - $10,004,573)	2.5000	1/31/2021	10,078,516

Shares
	SHORT-TERM INVESTMENT - 16.8%
	MONEY MARKET FUND - 16.8%
31,867,248	Federated Treasury Obligations Fund - Institutional Class 2.27% (Cost - $31,867,248) (a)			31,867,248

	TOTAL INVESTMENTS - 100.2% (Cost - $189,946,535)			$190,185,028
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%			(440,192)
	NET ASSETS - 100.0%			$189,744,836

CLO - Collateralized Loan Obligation

(a)	Variable rate security; the rate shown represents the rate at May 31, 2019.

(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. On May 31, 2019, these securities amounted to $130,836,980 or 68.9% of net assets.

(c)	Variable rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

See accompanying notes to financial statements.

Leader Funds

STATEMENTS OF ASSETS AND LIABILITIES

May 31, 2019

	Leader Short Duration	Leader Total Return	Leader Floating Rate
	Bond Fund	Fund	Fund
ASSETS
Investments at cost:	$101,182,757	$34,866,533	$189,946,535
Investments at value:	99,323,881	34,835,904	190,185,028
Cash held at broker	55	—	—
Foreign currency (cost $1,247,612, $0 and $0, respectively)	824,810	—	—
Receivable for securities sold	6,959,711	3,430,641	—
Receivable for Fund shares sold	198,243	—	912,996
Dividends and interest receivable	1,434,843	530,666	864,165
Prepaid expenses and other assets	49,769	37,725	34,348
TOTAL ASSETS	108,791,312	38,834,936	191,996,537

LIABILITIES
Cash overdraft	1,741,611	—	—
Payable for investments purchased	7,069,051	1,219,924	1,799,790
Dividends payable	—	—	57,552
Payable for Fund shares redeemed	128,525	19,093	289,227
Investment advisory fees payable	67,715	26,146	58,147
Payable to related parties	20,814	14,108	12,575
Distribution (12b-1) fees payable	32,995	9,702	8,859
Accrued expenses and other liabilities	42,256	29,131	25,551
TOTAL LIABILITIES	9,102,967	1,318,104	2,251,701

NET ASSETS	$99,688,345	$37,516,832	$189,744,836

Net Assets Consist Of:
Paid in capital	$177,810,020	$69,594,579	$189,251,127
Accumulated earnings (loss)	(78,121,675)	(32,077,747)	493,709
NET ASSETS	$99,688,345	$37,516,832	$189,744,836

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$43,489,054	$10,955,095	$28,703,549
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	4,863,982	1,087,588	2,853,465
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.94	$10.07	$10.06
Institutional Class Shares:
Net Assets	$45,994,247	$14,162,266	$161,041,287
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,099,321	1,410,413	15,999,395
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.02	$10.04	$10.07
Class A Shares:
Net Assets	$6,843,126	$11,528,878	N/A
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	767,004	1,148,468	N/A
Net asset value (Net Assets ÷ Shares Outstanding), and redemption price per share	$8.92	$10.04	N/A
Offering price per share (net asset value plus maximum sales charge of 1.50%)	$9.06	$10.19	N/A
Class C Shares:
Net Assets	$3,361,918	$870,593	N/A
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	376,304	86,090	N/A
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (1)	$8.93	$10.11	N/A

(1)	Class C shares are subject to a 1.00% CDSC on shares redeemed within the first 12 months of purchase.

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF OPERATIONS
For the Year Ended May 31, 2019

	Leader Short Duration	Leader Total Return	Leader Floating
	Bond Fund	Fund	Rate Fund
INVESTMENT INCOME
Interest	$4,666,596	$1,167,813	$5,244,017
Dividends	60,836	—	—
Dividends from Affiliated Investment	96,582	—	—
Foreign withholding taxes	(10,313)	(3,438)	—
TOTAL INVESTMENT INCOME:	4,813,701	1,164,375	5,244,017

EXPENSES
Investment advisory fees	839,951	196,688	979,825
Distribution (12b-1) fees:
Investor Class	242,951	45,387	78,500
Class C	36,251	9,847	—
Class A	34,485	24,660	—
Administrative services fees	122,833	39,709	168,413
Transfer agent fees	81,428	61,734	38,334
Interest expense	110,035	—	—
Accounting services fees	53,700	45,364	42,573
Professional fees	57,427	57,976	44,086
Registration fees	71,074	50,189	40,998
Printing expenses	31,219	5,626	23,904
Dividend expense on securities sold short	28,994	—	—
Trustees’ fees and expenses	12,782	12,382	12,440
Chief compliance officer fees	17,165	8,665	16,372
Custody	7,130	2,250	11,762
Third party administrative servicing fees	27,613	7,445	41,111
Insurance expense	2,093	341	794
Other expenses	43	4,704	10,000
TOTAL EXPENSES	1,777,174	572,967	1,509,112

Less: Expense voluntarily waived by the Advisor	(20,730)	—	(309,849)
NET EXPENSES	1,756,444	572,967	1,199,263

NET INVESTMENT INCOME	3,057,257	591,408	4,044,754

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND SECURITIES SOLD SHORT
Net realized gain (loss) from:
Investments	2,848,023	1,353,430	267,469
Affiliated Investment	(15,220)	—	—
Foreign currency transactions	(74,915)	(10,469)	—
Securities sold short	(260,887)	2,429	—
Net realized gain	2,497,001	1,345,390	267,469

Net change in unrealized appreciation (depreciation) on:
Investments	(2,581,855)	(204,345)	271,820
Affiliated Investment	15,144	—	—
Foreign currency translations	(151,967)	—	—
Securities sold short	163,598	—	—
Net change in unrealized appreciation (depreciation)	(2,555,080)	(204,345)	271,820
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND SECURITIES SOLD SHORT	(58,079)	1,141,045	539,289

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,999,178	$1,732,453	$4,584,043

See accompanying notes to financial statements.

Leader Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Leader			Leader		Leader
	Short Duration Bond Fund			Total Return Fund		Floating Rate Fund
	Year Ended			Year Ended		Year Ended
	May 31, 2019	May 31, 2018		May 31, 2019	May 31, 2018	May 31, 2019	May 31, 2018
FROM OPERATIONS
Net Investment income	$3,057,257	$4,667,551	***	$591,408	$880,214 ***	$4,044,754	$777,842
Net realized gain (loss) from investments, purchased options, foreign currency transactions and securities sold short	2,497,001	(1,016,171	) ***	1,345,390	784,574 ***	267,469	3,076
Net change in unrealized depreciation on investments, purchased options, foreign currency translations and securities sold short	(2,555,080)	(291,577)		(204,345)	(717,495)	271,820	(34,166)
Net increase in net assets resulting from operations	2,999,178	3,359,803		1,732,453	947,293	4,584,043	746,752

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Investor Class	—	(1,867,407)		—	(303,338)	—	(161,561)
Institutional Class	—	(2,473,385)		—	(433,527)	—	(624,110)
Class A	—	(207,085)		—	(46,903)	—	—
Class C	—	(96,689)		—	(40,383)	—	—
Total Distributions Paid*:
Investor Class	(1,070,411)	—		(208,967)	—	(497,317)	—
Institutional Class	(1,394,047)	—		(292,669)	—	(3,558,651)	—
Class A	(152,464)	—		(87,481)	—	—	—
Class C	(65,099)	—		(21,687)	—	—	—
Net decrease in net assets from distributions to shareholders	(2,682,021)	(4,644,566)		(610,804)	(824,151)	(4,055,968)	(785,671)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	4,562,677	4,440,876		6,809,022	644,656	26,662,379	17,213,304
Institutional Class	15,149,384	8,821,490		10,028,436	1,860,143	234,050,617	66,327,801
Class A	684,004	393,422		11,097,370	60,584	—	—
Class C	384,282	958,591		26,000	146	—	—
Net asset value of shares issued in reinvestment of distributions to shareholders:
Investor Class	876,892	1,515,375		149,981	215,538	309,857	111,591
Institutional Class	1,268,098	2,218,733		251,967	414,478	3,199,006	562,570
Class A	114,839	153,208		84,219	34,024	—	—
Class C	46,793	75,015		20,816	38,693	—	—
Redemption fee proceeds:
Investor Class	436	—		—	—	—	—
Payments for shares redeemed:
Investor Class	(16,961,919)	(40,259,945)		(4,438,505)	(7,047,816)	(11,952,199)	(5,548,729)
Institutional Class	(29,761,492)	(57,624,423)		(5,410,083)	(15,769,692)	(132,354,634)	(13,346,319)
Class A	(748,234)	(3,738,653)		(889,513)	(3,443,605)	—	—
Class C	(990,972)	(3,017,402)		(465,457)	(1,125,237)	—	—
Net increase (decrease) in net assets from shares of beneficial interest	(25,375,212)	(86,063,713)		17,264,253	(24,118,088)	119,915,026	65,320,218

TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,058,055)	(87,348,476)		18,385,902	(23,994,946)	120,443,101	65,281,299

NET ASSETS
Beginning of Year	124,746,400	212,094,876		19,130,930	43,125,876	69,301,735	4,020,436
End of Year **	$99,688,345	$124,746,400		$37,516,832	$19,130,930	$189,744,836	$69,301,735

*	Distributions from net investment income and net realized capital gains are combined for the year ended May 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended May 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes distributions in excess of net investment income of $1,093,298 for Leader Short Duration, $311,296 for Leader Total Return and $416 for Leader Floating Rate as of May 31, 2018.

***	Net investment income and Net realized gain (loss) from investments, purchased options, foreign currency transactions and securities sold short for the year ended May 31, 2018 were restated. See Note 10.

See accompanying notes to financial statements.

Leader Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leader		Leader		Leader Floating
	Short Duration Bond Fund		Total Return Fund		Rate Fund
	Year Ended		Year Ended		Year Ended
	May 31, 2019	May 31, 2018	May 31, 2019	May 31, 2018	May 31, 2019	May 31, 2018
SHARE ACTIVITY
Investor Class:
Shares Sold	512,528	498,285	693,403	67,160	2,657,347	1,713,138
Shares Reinvested	98,471	169,906	15,324	22,421	30,878	11,110
Shares Redeemed	(1,903,723)	(4,509,216)	(454,264)	(735,926)	(1,191,749)	(552,578)
Net increase (decrease) in shares of beneficial interest outstanding	(1,292,724)	(3,841,025)	254,463	(646,345)	1,496,476	1,171,670

Institutional Class:
Shares Sold	1,689,227	978,682	1,022,436	194,700	23,322,220	6,600,443
Shares Reinvested	141,262	246,810	25,808	43,320	318,601	55,984
Shares Redeemed	(3,319,451)	(6,396,877)	(551,238)	(1,656,681)	(13,185,810)	(1,327,826)
Net increase (decrease) in shares of beneficial interest outstanding	(1,488,962)	(5,171,385)	497,006	(1,418,661)	10,455,011	5,328,601

Class A :
Shares Sold	76,876	44,396	1,131,908	6,317	N/A	N/A
Shares Reinvested	12,922	17,206	8,603	3,547	N/A	N/A
Shares Redeemed	(84,317)	(418,791)	(90,465)	(359,207)	N/A	N/A
Net increase (decrease) in shares of beneficial interest outstanding	5,481	(357,189)	1,050,046	(349,343)	N/A	N/A

Class C :
Shares Sold	43,283	107,944	2,653	15	N/A	N/A
Shares Reinvested	5,255	8,399	2,123	4,001	N/A	N/A
Shares Redeemed	(111,311)	(337,614)	(47,380)	(116,992)	N/A	N/A
Net decrease in shares of beneficial interest outstanding	(62,773)	(221,271)	(42,604)	(112,976)	N/A	N/A

See accompanying notes to financial statements.

Leader Short Duration Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Investor Class
	Year Ended May 31,
	2019		2018		2017		2016	2015

Net asset value, beginning of year	$8.91		$8.98		$9.05		$9.79	$10.10
From investment operations:
Net investment income (1)	0.22		0.24	(10)	0.20		0.19	0.24
Net realized and unrealized gain (loss) on investments	0.01	(9)	(0.06	) (10)	(0.08)		(0.74)	(0.23)
Total from investment operations	0.23		0.18		0.12		(0.55)	0.01
Paid-in-capital from redemption fees	0.00	(8)	—		—		—	—
Less distributions from:
Net investment income	(0.20)		(0.25)		(0.17)		(0.15)	(0.24)
Net realized gains	—		—		—		—	(0.08)
Return of capital	—		—		(0.02)		(0.04)	—
Total distributions	(0.20)		(0.25)		(0.19)		(0.19)	(0.32)
Net asset value, end of year	$8.94		$8.91		$8.98		$9.05	$9.79
Total return (2)	2.58	% (6)	1.99	% (6)	1.34	% (3)	(5.60)%	0.11%
Net assets, end of year (000s)	$43,489		$54,874		$89,743		$193,008	$335,258
Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	1.81%		1.65%		1.54%		1.41%	1.43%
Ratio of net expenses to average net assets including dividend and interest expense (4)	1.79%		1.62%		1.54%		1.41%	1.43%
Ratio of net expenses to average net assets:
excluding dividends and interest expense (4)	1.66%		1.54%		1.48%		1.41%	1.43%
Ratio of net investment income to average net assets (4,5)	2.48%		2.68	% (10)	2.16%		2.08%	2.38%
Portfolio Turnover Rate	496.37%		325.30%		143.80%		106.98%	71.38%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions.

(3)	Total Return would have been 1.22% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Less than $0.01 per share.

(9)	The amount of net realized and unrealized gain (loss) on investment per share does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(10)	Net Investment Income, net realized and unrealized gain(loss) and ratio of net investment income to average net assets were restated. See Note 10.

See accompanying notes to financial statements.

Leader Short Duration Bond Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Institutional Class
	Year Ended May 31,
	2019		2018		2017		2016	2015

Net asset value, beginning of year	$8.98		$9.05		$9.12		$9.86	$10.17
From investment operations:
Net investment income (1)	0.27		0.28	(8)	0.24		0.25	0.29
Net realized and unrealized gain (loss) on investments	0.01	(7)	(0.05	) (8)	(0.08)		(0.75)	(0.23)
Total from investment operations	0.28		0.23		0.16		(0.50)	0.06
Less distributions from:
Net investment income	(0.24)		(0.30)		(0.21)		(0.18)	(0.29)
Net realized gains	—		—		—		—	(0.08)
Return of capital	—		—		(0.02)		(0.06)	—
Total distributions	(0.24)		(0.30)		(0.23)		(0.24)	(0.37)
Net asset value, end of year	$9.02		$8.98		$9.05		$9.12	$9.86
Total return (2)	3.11	% (6)	2.54	% (6)	1.79	% (3)	(5.08)%	0.62%
Net assets, end of year (000s)	$45,994		$59,181		$106,392		$245,710	$504,366
Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	1.30%		1.15%		1.04%		0.91%	0.93%
Ratio of net expenses to average net assets including dividend and interest expense (4)	1.29%		1.12%		1.04%		0.91%	0.93%
Ratio of net expenses to average net assets:
excluding dividends and interest expense (4)	1.16%		1.04%		0.99%		0.91%	0.93%
Ratio of net investment income to average net assets (4,5)	3.04%		3.16	% (8)	2.65%		2.68%	2.89%
Portfolio Turnover Rate	496.37%		325.30%		143.80%		106.98%	71.38%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	Total Return would have been 1.66% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	The amount of net realized and unrealized gain (loss) on investment per share does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(8)	Net Investment Income, net realized and unrealized gain(loss) and ratio of net investment income to average net assets were restated. See Note 10.

See accompanying notes to financial statements.

Leader Short Duration Bond Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class A
	Year Ended May 31,
	2019		2018		2017		2016	2015

Net asset value, beginning of year	$8.90		$8.96		$9.04		$9.77	$10.08
From investment operations:
Net investment income (1)	0.22		0.24	(10)	0.20		0.20	0.23
Net realized and unrealized gain (loss) on investments	0.00	(8,9)	(0.05	) (10)	(0.09)		(0.74)	(0.22)
Total from investment operations	0.22		0.19		0.11		(0.54)	0.01
Less distributions from:
Net investment income	(0.20)		(0.25)		(0.17)		(0.15)	(0.24)
Net realized gains	—		—		—		—	(0.08)
Return of capital	—		—		(0.02)		(0.04)	—
Total distributions	(0.20)		(0.25)		(0.19)		(0.19)	(0.32)
Net asset value, end of year	$8.92		$8.90		$8.96		$9.04	$9.77
Total return (2)	2.46	% (6)	2.11	% (6)	1.21	% (3)	(5.52)%	0.10%
Net assets, end of year (000s)	$6,843		$6,776		$10,026		$23,619	$46,008
Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	1.81%		1.64%		1.54%		1.41%	1.43%
Ratio of net expenses to average net assets including dividend and interest expense (4)	1.80%		1.61%		1.54%		1.41%	1.43%
Ratio of net expenses to average net assets:
excluding dividends and interest expense (4)	1.66%		1.55%		1.48%		1.41%	1.43%
Ratio of net investment income to average net assets (4,5)	2.52%		2.66	% (10)	2.16%		2.11%	2.38%
Portfolio Turnover Rate	496.37%		325.30%		143.80%		106.98%	71.38%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any. Class A total return does not reflect the applicable sales load.

(3)	Total Return would have been 1.04% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Less than $0.01 per share.

(9)	The amount of net realized and unrealized gain (loss) on investment per share does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(10)	Net Investment Income, net realized and unrealized gain(loss) and ratio of net investment income to average net assets were restated. See Note 10.

See accompanying notes to financial statements.

Leader Short Duration Bond Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class C
	Year Ended May 31,
	2019		2018		2017		2016	2015

Net asset value, beginning of year	$8.92		$8.99		$9.07		$9.81	$10.12
From investment operations:
Net investment income (1)	0.18		0.19	(7)	0.15		0.15	0.19
Net realized and unrealized gain (loss) on investments	(0.01)		(0.05	) (7)	(0.07)		(0.74)	(0.23)
Total from investment operations	0.17		0.14		0.08		(0.59)	(0.04)
Less distributions from:
Net investment income	(0.16)		(0.21)		(0.15)		(0.13)	(0.19)
Net realized gains	—		—		—		—	(0.08)
Return of capital	—		—		(0.01)		(0.02)	—
Total distributions	(0.16)		(0.21)		(0.16)		(0.15)	(0.27)
Net asset value, end of year	$8.93		$8.92		$8.99		$9.07	$9.81
Total return (2)	1.93	% (6)	1.56	% (6)	0.84	% (3)	(6.07)%	(0.39)%
Net assets, end of year (000s)	$3,362		$3,915		$5,934		$12,488	$20,337
Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	2.31%		2.15%		2.04%		1.91%	1.93%
Ratio of net expenses to average net assets including dividend and interest expense (4)	2.29%		2.11%		2.04%		1.91%	1.93%
Ratio of net expenses to average net assets:
excluding dividends and interest expense (4)	2.16%		2.05%		1.98%		1.91%	1.93%
Ratio of net investment income to average net assets (4,5)	2.04%		2.11	% (7)	1.66%		1.56%	1.92%
Portfolio Turnover Rate	496.37%		325.30%		143.80%		106.98%	71.38%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	Total Return would have been 0.71% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Net Investment Income, net realized and unrealized gain(loss) and ratio of net investment income to average net assets were restated. See Note 10.

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Investor Class
	Year Ended May 31,
	2019		2018		2017	2016	2015

Net asset value, beginning of year	$9.71		$9.60		$9.35	$10.74	$11.36
From investment operations:
Net investment income (1)	0.23		0.28	(8)	0.27	0.40	0.42
Net realized and unrealized gain (loss) on investments	0.37		0.11	(2,8)	0.24	(1.37)	(0.46)
Total from investment operations	0.60		0.39		0.51	(0.97)	(0.04)
Less distributions from:
Net investment income	(0.24)		(0.28)		(0.22)	(0.28)	(0.42)
Net realized gains	—		—		—	—	(0.16)
Return of capital	—		—		(0.04)	(0.14)	—
Total distributions	(0.24)		(0.28)		(0.26)	(0.42)	(0.58)
Net asset value, end of year	$10.07		$9.71		$9.60	$9.35	$10.74
Total return (3)	6.33	% (7)	4.08	% (7)	5.57%	(9.04)%	(0.30)%
Net assets, end of year (000s)	$10,955		$8,091		$14,209	$20,087	$80,582
Ratio of net expenses to average net assets including dividend and interest expense (4)	2.42%		2.28%		1.81%	1.54%	1.55	% (6)
Ratio of net expenses to average net assets:
excluding dividends and interest expense (4)	2.42%		2.20%		1.77%	1.54%	1.52	% (6)
Ratio of net investment income to average net assets (4,5)	2.28%		2.93	% (8)	2.88%	4.00%	3.81	% (6)
Portfolio Turnover Rate	397.79%		535.81%		175.53%	208.59%	173.78%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the year.

(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Net Investment Income, net realized and unrealized gain(loss) and ratio of net investment income to average net assets were restated. See Note 10.

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Institutional Class
	Year Ended May 31,
	2019		2018		2017	2016	2015

Net asset value, beginning of year	$9.67		$9.56		$9.30	$10.69	$11.31
From investment operations:
Net investment income (1)	0.26		0.31	(8)	0.33	0.48	0.47
Net realized and unrealized gain (loss) on investments	0.39		0.12	(2,8)	0.24	(1.40)	(0.46)
Total from investment operations	0.65		0.43		0.57	(0.92)	0.01
Less distributions from:
Net investment income	(0.28)		(0.32)		(0.26)	(0.31)	(0.47)
Net realized gains	—		—		—	—	(0.16)
Return of capital	—		—		(0.05)	(0.16)	—
Total distributions	(0.28)		(0.32)		(0.31)	(0.47)	(0.63)
Net asset value, end of year	$10.04		$9.67		$9.56	$9.30	$10.69
Total return (3)	6.84	% (7)	4.56	% (7)	6.22%	(8.64)%	0.18%
Net assets, end of year (000s)	$14,162		$8,831		$22,291	$42,043	$141,065
Ratio of net expenses to average net assets including dividend and interest expense (4)	1.88%		1.78%		1.31%	1.04%	1.05	% (6)
Ratio of net expenses to average net assets:
excluding dividends and interest expense (4)	1.88%		1.70%		1.27%	1.04%	1.02	% (6)
Ratio of net investment income to average net assets (4,5)	2.62%		3.22	% (8)	3.47%	4.80%	4.35	% (6)
Portfolio Turnover Rate	397.79%		535.81%		175.53%	208.59%	173.78%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(3)	Total return in the above table represents the rate that the investor would have earned or lost as an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Net Investment Income, net realized and unrealized gain(loss) and ratio of net investment income to average net assets were restated. See Note 10.

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class A
	Year Ended May 31,
	2019		2018		2017	2016	2015

Net asset value, beginning of year	$9.68		$9.59		$9.33	$10.72	$11.34
From investment operations:
Net investment income (1)	0.16		0.25	(8)	0.28	0.44	0.42
Net realized and unrealized gain (loss) on investments	0.44		0.12	(2,8)	0.24	(1.41)	(0.46)
Total from investment operations	0.60		0.37		0.52	(0.97)	(0.04)
Less distributions from:
Net investment income	(0.24)		(0.28)		(0.22)	(0.28)	(0.42)
Net realized gains	—		—		—	—	(0.16)
Return of capital	—		—		(0.04)	(0.14)	—
Total distributions	(0.24)		(0.28)		(0.26)	(0.42)	(0.58)
Net asset value, end of year	$10.04		$9.68		$9.59	$9.33	$10.72
Total return (3)	6.33	% (7)	3.89	% (7)	5.69%	(9.06)%	(0.31)%
Net assets, end of year (000s)	$11,529		$952		$4,292	$10,027	$39,175
Ratio of net expenses to average net assets including dividend and interest expense (4)	2.29%		2.28%		1.81%	1.54%	1.55	% (6)
Ratio of net expenses to average net assets:
excluding dividends and interest expense (4)	2.29%		2.20%		1.77%	1.54%	1.52	% (6)
Ratio of net investment income to average net assets (4,5)	1.58%		2.55	% (8)	2.94%	4.44%	3.86	% (6)
Portfolio Turnover Rate	397.79%		535.81%		175.53%	208.59%	173.78%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any. Class A total return does not reflect the applicable sales load.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Net Investment Income, net realized and unrealized gain(loss) and ratio of net investment income to average net assets were restated. See Note 10.

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class C
	Year Ended May 31,
	2019		2018		2017	2016	2015

Net asset value, beginning of year	$9.76		$9.66		$9.40	$10.81	$11.43
From investment operations:
Net investment income (1)	0.14		0.23	(8)	0.24	0.39	0.37
Net realized and unrealized gain (loss) on investments	0.41		0.10	(2,8)	0.24	(1.42)	(0.46)
Total from investment operations	0.55		0.33		0.48	(1.03)	(0.09)
Paid-in-capital from redemption fees	—		—		—	—	—
Less distributions from:
Net investment income	(0.20)		(0.23)		(0.19)	(0.25)	(0.37)
Net realized gains	—		—		—	—	(0.16)
Return of capital	—		—		(0.03)	(0.13)	—
Total distributions	(0.20)		(0.23)		(0.22)	(0.38)	(0.53)
Net asset value, end of year	$10.11		$9.76		$9.66	$9.40	$10.81
Total return (3)	5.78	% (7)	3.50	% (7)	5.16%	(9.60)%	(0.77)%
Net assets, end of year (000s)	$871		$1,256		$2,334	$5,712	$13,021
Ratio of net expenses to average net assets including dividend and interest expense (4)	2.96%		2.78%		2.31%	2.04%	2.05	% (6)
Ratio of net expenses to average net assets:
excluding dividends and interest expense (4)	2.96%		2.70%		2.27%	2.04%	2.02	% (6)
Ratio of net investment income to average net assets (4,5)	1.32%		2.39	% (8)	2.47%	3.90%	3.36	% (6)
Portfolio Turnover Rate	397.79%		535.81%		175.53%	208.59%	173.78%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year or period.

(2)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the share transactions for the period.

(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Net Investment Income, net realized and unrealized gain(loss) and ratio of net investment income to average net assets were restated. See Note 10.

See accompanying notes to financial statements.

Leader Floating Rate Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Investor Class
				Period Ended
	Year Ended May 31,			May 31,
	2019	2018		2017 (1)

Net asset value, beginning of year/period	$10.04	$10.02		$10.00
From investment operations:
Net investment income (2)	0.24	0.23		0.06
Net realized and unrealized gain on investments	0.02	0.02	(3)	0.01
Total from investment operations	0.26	0.25		0.07
Less distributions from:
Net investment income	(0.24)	(0.23)		(0.05)
Total distributions	(0.24)	(0.23)		(0.05)
Net asset value, end of year/period	$10.06	$10.04		$10.02
Total return (4)	2.64%	2.55	% (6)	0.68	% (5,6)
Net assets, end of year/period (000s)	$28,704	$13,622		$1,857
Ratio of total expenses to average net assets before waiver/reimbursed	1.34%	1.84%		8.56	% (7)
Ratio of net expenses to average net assets	1.12%	1.03%		1.03	% (7)
Ratio of net investment income to average net assets	2.40%	2.32%		1.54	% (7)
Portfolio Turnover Rate	248.18%	128.78%		43.77	% (5)

(1)	The Fund commenced operations on December 30, 2016.

(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year/period.

(3)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the share transactions for the period.

(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Annualized.

See accompanying notes to financial statements.

Leader Floating Rate Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Institutional Class
				Period Ended
	Year Ended May 31,			May 31,
	2019	2018		2017 (1)

Net asset value, beginning of year/period	$10.04	$10.03		$10.00
From investment operations:
Net investment income (2)	0.27	0.27		0.08
Net realized and unrealized gain on investments	0.04	0.01	(3)	0.01
Total from investment operations	0.31	0.28		0.09
Less distributions from:
Net investment income	(0.28)	(0.27)		(0.06)
Total distributions	(0.28)	(0.27)		(0.06)
Net asset value, end of year/period	$10.07	$10.04		$10.03
Total return (4)	3.12%	2.84	% (6)	0.94	% (5,6)
Net assets, end of year/period (000s)	$161,041	$55,680		$2,163
Ratio of total expenses to average net assets before waiver/reimbursed	0.95%	1.42%		11.08	% (7)
Ratio of net expenses to average net assets	0.74%	0.65%		0.65	% (7)
Ratio of net investment income to average net assets	2.72%	2.71%		2.01	% (7)
Portfolio Turnover Rate	248.18%	128.78%		43.77	% (5)

(1)	The Fund commenced operations on December 30, 2016.

(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year/period.

(3)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the share transactions for the period.

(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Annualized.

See accompanying notes to financial statements.

Leader Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2019

(1)	Organization

The Leader Capital family of mutual funds is comprised of the Leader Short Duration Bond Fund (“Short Duration Bond”), Leader Total Return Fund (“Total Return”) and the Leader Floating Rate Fund (“Floating Rate”) (each a “Fund ” and collectively the “Funds”), each a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund represents a distinct, diversified series with its own investment objectives and policies within the Trust. The primary investment objective of Short Duration Bond is to deliver a high level of current income, with a secondary objective of capital appreciation. The primary investment objective of Total Return is to seek income and capital appreciation to produce a high total return. The primary investment objective of Floating Rate is to deliver a high level of current income, with a secondary objective of capital appreciation. Short Duration Bond, Total Return and Floating Rate commenced operations on July 14, 2005, July 30, 2010 and December 30, 2016, respectively. Effective April 19, 2018, Leader Short Duration Bond Fund changed its name from Leader Short-Term Bond Fund.

Short Duration Bond and Total Return each currently offer four classes of shares: Investor Class, Institutional Class, Class A and Class C shares. Short Duration Bond and Total Return Class A shares commenced operations on March 21, 2012, Class C shares commenced operations on August 8, 2012 and Institutional Class shares commenced operations on October 31, 2008. Floating Rate currently offers two classes of shares, Investor Class and Institutional Class. Investor, Institutional and Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 1.50%. Class C shares are subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within the first 12 months of purchase. Each class represents an interest in the ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (ASU) 2013-08.

(a)	Security Valuation

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) or valued by an independent dealer using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type and in some cases are valued at the present value of future cash flows based on the prevailing market rates. Each independent pricing source can utilize different assumptions (yield/cash flows) which can result in reported market prices being significantly different. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Bank loans are generally valued using recently executed transactions, market price quotations (where observable) and market observable credit default swap levels. Fair value is based on the average of one or more broker quotes received. Investments in open-end investment companies are valued at net asset value. Option contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair market value.

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to each Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets,

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2019 for each Fund’s assets and liabilities measured at fair value:

Short Duration Bond

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Bonds & Notes	$—	$13,939,331	$—	$13,939,331
Convertible Bonds	—	1,941,297	—	1,941,297
Interest Only U.S. Agency Commercial Mortgage Obligations	—	64,828,535	—	64,828,535
U.S. Government Obligations	—	16,314,629	—	16,314,629
Exchange Traded Fund	1,230,600	—	—	1,230,600
Preferred Stocks	—	1,068,750	—	1,068,750
Short-Term Investments	739	—	—	739
Total Investments	$1,231,339	$98,092,542	$—	$99,323,881

Total Return

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Bonds & Notes	$—	$5,289,914	$—	$5,289,914
Convertible Bond	—	485,324	—	485,324
Interest Only U.S. Agency Commercial Mortgage Obligations	—	21,193,102	—	21,193,102
U.S. Government Obligations	—	6,229,179	—	6,229,179
Exchange Traded Funds	1,230,600	—	—	1,230,600
Preferred Stock	372,300	—	—	372,300
Short - Term Investments	35,485	—	—	35,485
Total Investments	$1,638,385	$33,197,519	$—	$34,835,904

Floating Rate

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Asset Backed Securities	$—	$130,836,980	$—	$130,836,980
Interest Only U.S. Agency Commercial Mortgage Obligations	—	17,402,284	—	17,402,284
U.S. Government Obligations	—	10,078,516	—	10,078,516
Short - Term Investment	31,867,248	—	—	31,867,248
Total Investments	$31,867,248	$158,317,780	$—	$190,185,028

*	Refer to the Portfolio of Investments for industry classification.

There were no Level 3 securities held during the period.

(b)	Security Transactions and Related Income

Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

(c)	Foreign Currency

All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held. To the extent that a Fund has direct foreign currency holdings, the Fund may have difficulties in converting such foreign currency holdings into U.S. dollars depending on the specific foreign market, any foreign exchange restrictions and foreign regulations governing currency exchanges. In certain circumstances, the Fund may not be able to exchange a part or the entirety of a foreign currency holding which may cause a loss in value for the Fund. As of May 31, 2019 Leader Short Duration held 102,371,369 Icelandic Krona valued at $824,810.

(d)	Options

Short Duration Bond and Total Return may hold put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options).

When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

(e)	Short Sales

The Funds may short equity stocks of issuers in which the Fund owns a position in same issuer’s debt securities. A short sale is a transaction in which a Fund sells securities they do not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, a Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which a Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest a Fund is required to pay in connection with a short sale.

(f)	Collateralized Loan Obligations

The Funds may invest a significant amount of their assets in collateralized loan obligations (“CLOs”). CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. Investments in CLO securities may be riskier and less transparent than direct investments in the underlying loans. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Funds invest. The tranches in a CLO vary substantially in their risk profile. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. The CLOs in which the Funds may invest may incur, or may have already incurred, debt that is senior to the Funds investment. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. The senior tranches of certain CLOs in which the Funds invests may be concentrated in a limited number of industries or borrowers, which may subject those CLOs, and in turn the Funds, to the risk of significant loss if there is a downturn in a particular industry in which the CLO is concentrated.

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

Investments in CLOs may be subject to certain tax provisions that could result in the Funds incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Funds experience with respect to its CLO investments may be an indication of future realized losses.

(g)	Interest Only Securities

The Funds may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (“IO”) and principal-only (“PO”) securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile. A prepayment penalty is the penalty amount that the underlying asset pays when it prepays the loan amount before the maturity date. For the year ended May 31, 2019 there were $10,407,101, $2,336,208 and $1,033,961 in prepayment penalties paid to Short Duration, Total Return and Floating Rate, respectively. These amounts are included in the realized gain (loss) from investments on the Statements of Operations.

Concentration Risk: Certain Funds invest a significant portion of their assets in interest only securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise.

(h)	Distributions to Shareholders

Dividends from net investment income are paid monthly for Short Duration Bond and Total Return and accrued daily and paid monthly for Floating Rate. Distributable net realized capital gains are declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Funds.

(i)	Federal Income Taxes

It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (May 31, 2016- May 31, 2018 for the Total Return and Short Duration Bond Funds, and May 31, 2017 – May 31, 2018 for the Floating Rate Fund), or expected to be taken in each Fund’s May 31, 2019 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, Ohio, and foreign jurisdictions where each Fund makes significant investments. Each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(j)	Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

(k)	Indemnification

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(3)	Investment Transactions

For the year ended May 31, 2019, cost of purchases and proceeds from sales of portfolio securities and U.S. Government securities, other than short-term investments, amounted to the following:

			U.S. Government Securities
Fund	Purchase	Sales	Purchase	Sales
Short Duration Bond	$418,151,777	$424,871,256	$79,024,902	$60,853,867
Total Return	82,485,622	65,536,215	28,446,387	22,355,234
Floating Rate	355,698,323	275,153,233	44,945,899	34,974,219

(4)	Aggregate Unrealized Appreciation and Depreciation – Tax Basis

The identified cost of investments in securities owned by each Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at May 31, 2019, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Short Duration Bond	$101,177,717	$2,268,897	$(4,122,733)	$(1,853,836)
Total Return	34,852,305	1,013,024	(1,029,425)	(16,401)
Floating Rate	189,946,535	380,454	(141,961)	238,493

(5)	Investment Advisory Agreement and Transactions with Related Parties

Leader Capital Corp. serves as the Funds’ Investment Advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of (i) 0.75% of Total Return’s average daily net assets; (ii) 0.75% of Short Duration Bond’s average daily net assets up to and including $1.25 billion; or (iii) 0.70% of Short Duration Bond’s average daily net assets over $1.25 billion;(iv) 0.65% of Floating Rates average daily net assets. For the year ended May 31, 2019, Short Duration Bond, Total Return and Floating Rate accrued $839,951, $196,688 and $979,825 in advisory fees, respectively.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of Floating Rate (the “Waiver Agreement), to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, 12b-1 Fees, acquired fund fees and expenses; fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses such as litigation expenses) do not exceed 1.00% of the daily average net assets attributable to each share class through November 17, 2019. In addition, the Advisor has voluntarily agreed to waive its fee with regard to the Floating Rate Fund and reimburse that Fund’s expenses so that the total annual operating expenses for the Fund do not exceed 0.75% of the average daily net assets. Prior to July 22, 2018 the Advisor was voluntarily waiving total annual operating expense to not exceed 0.65% of the average daily net assets. The voluntary waiver can be terminated at any time.

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. Cumulative expenses subject to the aforementioned conditions for the Floating Rate Fund will expire in the following years:

Expires:	May 31, 2020	May 31, 2021	May 31, 2022
Reimbursed:	$82,328	$127,076	$—

The Advisor has agreed to waive its advisory fee on the portion of Short Duration Bond’s assets invested in Floating Rate. For the year ended May 31, 2019 the Advisor waived $20,730.

Ceros Financial Services, Inc. (the “Distributor”), acts as each Fund’s principal underwriter in a continuous public offering of each Fund’s Investor Class, Institutional Class, Class A and Class C shares. For the year ended May 31, 2019 the Distributor received $6,301 and $5,596 in underwriting commissions for sales of Class A and Class C shares of Short Duration Bond of which $2,050 was retained by the principal underwriter for Class C. $470 and $260 for Class A and Class C Shares of Total Return of which $0 was retained by the principal underwriter.

Gemini Fund Services, LLC (“GFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

In addition, certain affiliates of GFS provide services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”), NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

(6)	Distribution Plan

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C and Investor Class shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and distribution fee is calculated by Short Duration Bond and Total Return at an annual rate of 0.50% of its average daily net assets for Investor Class and Class A shares and 1.00% for Class C shares and is paid to the Distributor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of each Fund’s shareholder accounts not otherwise required to be provided by the Advisor. The Plans provide that a monthly service and distribution fee is calculated by Floating Rate at an annual rate of 0.38% of its average daily net assets for Investor Class. The Institutional Shares do not participate in a Plan. For the year ended May 31, 2019 Short Duration Bond, Total Return and Floating Rate incurred $313,687, $79,894 and $78,500, respectively in fees, pursuant to the Plans.

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

(7)	Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended May 31, 2019 and the fiscal year ended May 31, 2018 were as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
5/31/2019	Income	Capital Gains	Capital	Total
Short Duration Bond Fund	$2,682,021	$—	$—	$2,682,021
Total Return Fund	610,804	—	—	610,804
Floating Rate Fund	4,055,968	—	—	4,055,968

For fiscal year ended	Ordinary	Long-Term	Return of
5/31/2018	Income	Capital Gains	Capital	Total
Short Duration Bond Fund	$4,644,566	$—	$—	$4,644,566
Total Return Fund	824,151	—	—	824,151
Floating Rate Fund	785,671	—	—	785,671

As of May 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Short Duration Bond Fund	$345,134	$—	$—	$(76,190,171)	$—	$(2,276,638)	$(78,121,675)
Total Return Fund	50,884	—	—	(32,112,230)	—	(16,401)	(32,077,747)
Floating Rate Fund	312,768	—	—	—	(57,552)	238,493	493,709

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales and tax adjustments for perpetual bonds. In addition, the amount listed under other book/tax differences is primarily attributable to dividends payable. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $422,802 for the Short Duration Bond Fund.

At May 31, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, and utilized capital loss carry forwards as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
Short Duration Bond	$34,558,481	$41,631,690	$76,190,171	$1,386,425
Total Return	20,051,566	12,060,664	32,112,230	1,201,246
Floating Rate	—	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses and the reclassification of Fund distributions resulted in reclassifications for the Funds for the fiscal year ended May 31, 2019 as follows:

Paid
	In	Accumulated
Portfolio	Capital	Earnings (Losses)
Short Duration Bond	$(1,979)	$1,979
Total Return	—	—
Floating Rate	—	—

(8)	Auction Rate Preferred Securities

Auction rate preferred securities (“ARPS”) are corporate preferred stocks with dividend rates designed to reset periodically typically every 7, 14, 28, or 35 days. These ARPS do not trade on a public stock exchange similar to common stocks, but rather through a Dutch auction process, occurring at the intervals described above. Since February 18, 2008 the Dutch auction

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

process has mostly failed. When an auction fails, the dividend rate applicable to each series is set at a “default rate”, as defined in each security’s prospectus, and varies with a specified short-term interest rate (typically as a percentage of or a spread in addition to the specified base rate).

The Advisor believes 95% of par value accurately reflects the market value of the ARPS held by the Short Duration Bond as of May 31, 2019, and because of the failed Dutch auction process, believes they are presently illiquid. As of May 31, 2019 the ARPS are fair valued based on the Trust’s Procedures as stated in Note 2. Although the Advisor believes that 95% of par value accurately reflects market value, there is no guarantee that in a forced liquidation the Fund would receive full value for these securities. As of May 31, 2019 the Short Duration Bond held $1,068,750 or 1.0% of its net assets in ARPS.

(9)	Affiliated Investments

Investments which were affiliates of the Funds as of May 31, 2019 are noted in the Portfolios of Investments. A summary of the investment in the affiliated investment; Floating Rate, which is managed by the Advisor, is detailed below:

					Shares at			Value at	Unrealized Gain
Fund	Affiliated Holding	Value at 5/31/18	Purchases	Sales	5/31/19	Income	Realized Loss	5/31/19	(Loss)
Short Duration Bond	Floating Rate	$9,650,838	$122,307	$(9,773,145)	—	$96,582	$(15,220)	$—	$—

(10)	Accounting Method Change

For the fiscal year beginning June 1, 2018, Short Duration Bond and Total Return elected to change its method of accounting for prepayments on interest only securities. The accounting method change was made to closely match the tax treatment on the interest only securities. The financial statement lines for Net investment income and Net realized gain (loss) from investments on the Statements of Changes and the financial highlights have been restated for the year ended May 31,2018. This resulted in an adjustment between income and realized gain (loss) on both funds.

Short Duration Bond Fund				Total Return Fund
		Restated Year				Restated
	Year Ended	Ended May			Year Ended	Year Ended
Statements of Changes in Net Assets	May 31, 2018	31, 2018	Change	Statements of Changes in Net Assets	May 31, 2018	May 31, 2018	Change
Net investment income	$5,557,740	$4,667,551	$(890,189)	Net investment income	$1,122,134	$880,214	$(241,920)
Net realized gain (loss) from investments	(1,906,360)	(1,016,171)	890,189	Net realized gain (loss) from investments	542,654	784,574	241,920

		Restated Year				Restated
	Year Ended	Ended May			Year Ended	Year Ended
Financial Highlights	May 31, 2018	31, 2018	Change	Financial Highlights	May 31, 2018	May 31, 2018	Change
Net Investment Income (Loss) per share				Net Investment Income (Loss) per share
Investor Class	$0.29	$0.24	$(0.05)	Investor Class	$0.36	$0.28	$(0.08)
Institutional Class	0.33	0.28	(0.05)	Institutional Class	0.39	0.31	(0.08)
Class A	0.29	0.24	(0.05)	Class A	0.33	0.25	(0.08)
Class C	0.24	0.19	(0.05)	Class C	0.31	0.23	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments per share				Net Realized and Unrealized Gains (Losses) on Investments per share
Investor Class	(0.11)	(0.06)	0.05	Investor Class	0.03	0.11	0.08
Institutional Class	(0.10)	(0.05)	0.05	Institutional Class	0.04	0.12	0.08
Class A	(0.10)	(0.05)	0.05	Class A	0.04	0.12	0.08
Class C	(0.10)	(0.05)	0.05	Class C	0.02	0.10	0.08
Net Investment Income (Loss) ratio				Net Investment Income (Loss) ratio
Investor Class	3.23%	2.68%	(0.55)%	Investor Class	3.78%	2.93%	(0.85)%
Institutional Class	3.71%	3.16%	(0.55)%	Institutional Class	4.07%	3.22%	(0.85)%
Class A	3.21%	2.66%	(0.55)%	Class A	3.40%	2.55%	(0.85)%
Class C	2.66%	2.11%	(0.55)%	Class C	3.24%	2.39%	(0.85)%

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

(11)	New Accounting Pronouncements

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

(12)	Subsequent Events

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

On June 3, 2019, Short Duration paid $0.0185, $0.0223, $0.0186 and $0.0146 per share in net investment income from the Investor Class, Institutional Class, Class A and Class C, respectively.

On June 3, 2019, Total Return paid $0.0175, $0.0217, $0.0180 and $0.0132 per share in net investment income from the Investor Class, Institutional Class, Class A and Class C, respectively.

On June 28, 2019, Floating Rate paid $0.0214 and $0.0244 per share in net investment income from the Investor Class and Institutional Class, respectively.

On July 1, 2019, Short Duration paid $0.0202, $0.0236, $0.0202 and $0.0167 per share in net investment income from the Investor Class, Institutional Class, Class A and Class C, respectively.

On July 1, 2019, Total Return paid $0.0210, $0.0250, $0.0211 and $0.0171 per share in net investment income from the Investor Class, Institutional Class, Class A and Class C, respectively.

The Leader Short Duration Bond Fund, Leader Total Return Fund and Leader Floating Rate Fund (each an “Existing Fund”) were reorganized on July 12, 2019, from a series of Northern Lights Fund Trust, a Delaware statutory trust, to a series of Leader Fund Trust (each a “Survivor Fund”), also a Delaware statutory trust. As a series of Leader Fund Trust, each Fund is a continuation of the identically-named predecessor fund managed by Leader Capital Corp that was a series of Northern Lights Fund Trust. Each Existing Fund and its corresponding Survivor Fund will have the same investment objective, principal investment strategies and portfolio manager. On the date of the Reorganization, shareholders who own shares of the Existing Fund will receive shares of the corresponding Survivor Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Leader Short Duration Bond Fund, Leader Total Return Fund,

and Leader Floating Rate Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Leader Short Duration Bond Fund, Leader Total Return Fund, and Leader Floating Rate Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust (the “Funds”), including the portfolios of investments, as of May 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of May 31, 2019, and the results of their operations for the year then ended and the changes in their net assets for each of the years in the two-year period then ended and their financial highlights noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
Leader Short Duration Bond Fund	For each of the years in the five-year period ended May 31, 2019
Leader Total Return Fund	For each of the years in the five-year period ended May 31, 2019
Leader Floating Rate Fund	For each of the years in the two-year period ended May 31, 2019 and for the period from December 30, 2016 (commencement of operations) to May 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania

July 30, 2019

Leader Funds
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2019

SHAREHOLDER MEETING

Northern Lights Fund Trust (the “Trust”) held a Special Meeting of the Shareholders of the Leader Floating Rate Fund, Leader Short Duration Bond Fund and the Leader Total Return Fund (the “Leader Funds”), each a series of the Trust, on June 20, 2019, for the purpose of approving an Agreement and Plan of Reorganization.

At the close of business on April 4, 2019, the record date for the Special Meeting of Shareholders, there were 18,712,977 shares outstanding of the Leader Floating Rate Fund, 11,673,920 shares outstanding of the Leader Short Duration Bond Fund and 3,456,759 shares outstanding of the Leader Total Return Fund. Accordingly, shares represented in person and by proxy at the Special Meeting equaled 55.32% of the outstanding shares of the Leader Floating Rate Fund, 50.43% of the outstanding shares of the Leader Short Duration Bond Fund and 50.80% of the outstanding shares of the Leader Total Return Fund. Therefore, a quorum was present for each Leader Fund.

With respect to approval of the proposed Agreement and Plan of Reorganization the following votes were cast:

LEADER FLOATING RATE FUND

For Approval: 9,716,282 shares voted

Against Approval: 141,264 shares voted

Abstained: 495,255 shares voted

LEADER SHORT DURATION BOND FUND

For Approval: 4,068,322 shares voted

Against Approval: 76,436 shares voted

Abstained: 83,213 shares voted

LEADER TOTAL RETURN FUND

For Approval: 1,725,395 shares voted

Against Approval: 11,479 shares voted

Abstained: 19,185 shares voted

4818-8389-3660.2

Leader Funds
EXPENSE EXAMPLES (Unaudited)
May 31, 2019

As a shareholder you incur two types of costs: (1) transaction costs, including sales loads; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Short Duration Bond, Total Return and Floating Rate and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2018 through May 31, 2019.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads, or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical (5% return before
			Actual		expenses)
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses Paid	Account	Expenses Paid
	Expense	Value	Value	During Period *	Value	During Period *
	Ratio	12/1/2018	5/31/2019	12/1/18-5/31/19	5/31/2019	12/1/18-5/31/19
Investor Class:
Leader Short Duration Bond Fund	1.85%	$1,000.00	$1,011.30	$9.28	$1,015.71	$9.30
Leader Total Return Fund	2.19%	$1,000.00	$1,035.80	$11.12	$1,014.01	$11.00
Leader Floating Rate Fund	1.12%	$1,000.00	$1,015.10	$5.61	$1,019.36	$5.62
Institutional Class:
Leader Short Duration Bond Fund	1.35%	$1,000.00	$1,014.80	$6.78	$1,018.20	$6.79
Leader Total Return Fund	1.69%	$1,000.00	$1,038.40	$8.59	$1,016.50	$8.50
Leader Floating Rate Fund	0.74%	$1,000.00	$1,018.00	$3.74	$1,021.23	$3.74
Class A:
Leader Short Duration Bond Fund	1.85%	$1,000.00	$1,011.30	$9.28	$1,015.71	$9.30
Leader Total Return Fund	2.19%	$1,000.00	$1,035.90	$11.12	$1,014.01	$11.00
Class C:
Leader Short Duration Bond Fund	2.35%	$1,000.00	$1,008.80	$11.77	$1,013.21	$11.80
Leader Total Return Fund	2.69%	$1,000.00	$1,033.10	$13.64	$1,011.52	$13.49

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

Leader Funds
SUPPLEMENTAL INFORMATION (Unaudited)
MAY 31, 2019

Approval of the Investment Advisory Agreement for the Leader Floating Rate Fund, Leader Short Duration Bond Fund and the Leader Total Return Fund

At an Organizational meeting of Leader Funds Trust (the “Trust”) held on March 1, 2019, the Board of Trustees (the “Board”) considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Leader Capital Corp. (the “Advisor”) in regard to the Leader Floating Rate Fund (the “Floating Rate Fund”), the Leader Short Duration Fund (the “Short Duration Fund”) and the Leader Total Return Fund (the “Total Return Fund” and together with the Floating Rate Fund and the Short Duration Fund, the “Funds”).

Legal counsel (“Counsel”) reviewed with the Board a memorandum that it received from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement between the Trust and the Advisor with respect to the Funds. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent and quality of the services provided by the Advisor; (ii) the investment performance of the Funds; (iii) the costs of the services provided and profits realized by the Advisor from the relationship with the Funds; and (iv) the extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review specifically prepared and/or presented in connection with the approval process, including information presented to the Board in the Advisor’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual approval of the Advisory Agreement, including: (i) reports regarding the services and support provided to the Funds and its shareholders by the Advisor; (ii) assessments of the investment performance of the Funds from the Advisor; (iii) periodic commentary on the reasons for the performance; (iv) presentations by Funds’ management addressing the Advisor’s investment philosophy, investment strategy, personnel and operations; (v) disclosure information contained in the registration statement of the Trust and the Form ADV of the Advisor; and (vi) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Advisor, including financial information, a description of personnel and the services provided to the Funds, information on investment advice and performance; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; and (iii) benefits to be realized by the Advisor from its relationship with the Funds. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors.

(1)	The nature, extent and quality of the services provided by the Advisor.

The Board considered the responsibilities the Advisor has under the Advisory Agreement with respect to each of the Funds. The Trustees noted that the Advisor was founded in 1997, specializing in the management of fixed income investment strategies and that it manages approximately $189 million in assets. They reviewed the background information of the Advisor’s key investment personnel and considered their education and experience in the financial industry. The Trustees discussed that the Advisor used a proprietary risk/reward model that incorporated a fundamental top-down investment process that combined in-house research and third -party credit data. They reviewed the Advisor’s risk management and mitigation processes that focused on credit, liquidity and duration risks and attempted to mitigate these risks through investments in high-quality rated securities, diversification across sectors and the use of liquidity modeling while continuously monitoring market conditions. They noted that the Advisor monitored compliance with each Fund’s investment limitations by reviewing each transaction and reconciling all transactions at the end of each day. The Trustees reviewed the Advisor’s broker-dealer selection process. After further discussion, the Trustees agreed that the Advisor’s experience in selecting fixed income investments and its investment research process were beneficial to the Funds. They concluded that the Advisor can provide high quality service to each Fund and its shareholders.

Leader Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
MAY 31, 2019

(2)	Investment Performance of the Funds and the Advisor.

Leader Floating Rate Fund. The Trustees discussed the Fund’s investment objective and strategy. They noted that the Fund is placed in Morningstar’s Bank Loan category and the Fund’s peer group is defined as funds in that category with under $500 million in assets, no Rule 12b-1 plan, and an institutional class of shares. The Trustees noted that for the one-year period ended January 31, 2019, the Fund’s Institutional Class of shares outperformed its peer group and Morningstar category medians but modestly underperformed its peer group and Morningstar category medians for the since inception period. The Trustees discussed the factors that impacted the Fund’s underperformance over the longer-term, noting that the Fund’s investments in higher rated securities reduced the Fund’s overall returns but resulted in low volatility relative to its Morningstar category and peer group. After further discussion, the Trustees concluded that the Fund’s performance was satisfactory.

Leader Short Duration Bond Fund. The Trustees discussed the Fund’s investment objective and strategy. They noted that the Fund is placed in Morningstar’s Short-Term Bond category and the Fund’s peer group is defined as funds in that category with under $500 million in assets, no Rule 12b-1 plan, and an institutional class of shares. They discussed the Fund’s performance noting that that the Fund’s Institutional Class of shares outperformed its peer group and Morningstar category medians for the one-year, three-year and since inception periods ended January 31, 2019, but underperformed its peer group and Morningstar category medians for the five-year period ended January 31, 2019. After further discussion, the Trustees concluded that the Fund’s performance was satisfactory.

Leader Total Return Fund. The Trustees discussed the Fund’s investment objective and strategy. They noted that the Fund is placed in Morningstar’s Intermediate-Term Bond category and the Fund’s peer group is defined as funds in that category with under $500 million in assets, no Rule 12b-1 plan, and an institutional class of shares. They reviewed the Fund’s performance noting that the Fund’s Institutional Class of shares outperformed the peer group and Morningstar category medians for the one year, three year and since inception periods ended January 31, 2019. They further noted that for the five-year period ended January 31, 2019, the Fund slightly underperformed the Morningstar category median and performed in line with the peer group median. After further discussion, the Trustees concluded that the Fund’s performance was satisfactory.

(3)	The costs of the services provided and profits realized by the Advisor from the relationship with the Funds.

Leader Floating Rate Fund. The Trustees considered the Fund’s advisory fee, noting that the advisory fee of 0.65% was higher than the peer group median (0.58%) and the Morningstar category median (0.60%), but within the range of both and well below the category high of 1.00%. They further noted that the Fund’s net expense ratio (0.65%) was lower than the peer group median (0.72%) and Morningstar category median (0.74%), which positioned the Fund well within the market. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Leader Short Duration Bond Fund. The Trustees considered the Fund’s advisory fee, noting that the advisory fee of 0.75% was significantly higher than the peer group median (0.35%) and Morningstar category median (0.35%) but lower than the category high of 1.10%. They further noted that the Fund’s net expense ratio (1.12%) was higher than the peer group median (0.49%) and Morningstar category median (0.49%). The Trustees noted that the Advisor explained that the higher fees are partially attributable to a more complex investment strategy that requires active management of the Fund’s portfolio. The Trustees further noted that the Advisor’s investment team is readily accessible to investors, which they believe is unique in the industry. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Leader Total Return Fund. The Trustees considered the Fund’s advisory fee, noting that the advisory fee of 0.75% was significantly higher than peer group median (0.40%) and Morningstar category median (0.39%) but well below the category high of 0.97%. They further noted that the Fund’s net expense ratio (1.78%) was significantly higher than the peer group median (0.50%) and category median (0.49%). The Trustees noted that the Advisor explained that the higher fees are partially attributable to a more complex investment strategy that requires active management of the Fund’s portfolio. The Trustees further noted that the Advisor’s investment team is readily accessible to investors, which they believe is unique in the industry. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

The Trustees then reviewed information provided by the Advisor regarding the profitability of the Advisor with respect to each Fund and concluded that the profits realized by the Advisor from its relationship with each respective Fund were reasonable.

Leader Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
MAY 31, 2019

(4)	The extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors.

The Trustees considered that the Funds were not of sufficient size to indicate that the Advisor was achieving economies of scale. They considered that the advisory fee of the Short Duration Bond Fund includes breakpoints and that the Advisor expressed a willingness to consider additional breakpoints on each Fund as asset levels increase in the future. After further discussion, the Board concluded, given the current size of each Fund and anticipated growth, breakpoints would be considered again as each Fund grows.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Advisory Agreement with respect to the Funds was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the Advisory Agreement with respect to the Funds.

LEADER FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014-2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007)

5/31/19 – NLFT_v2

LEADER FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006-2012); and Vice-President, Blu Giant, (2004-2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013-2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of May 31, 2019, the Trust was comprised of 83 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-711-9164.

5/31/19 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how each Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-711-9164 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-711-9164.

INVESTMENT ADVISOR
Leader Capital Corp.
315 W. Mill Plain Blvd., Suite 204
Vancouver, WA 98660

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Distributor
Ceros Financial Services, Inc.
1445 Research Blvd., Suite 530
Rockville, MD 20850

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019- $49,000

2018- $56,400

2017- $53,400

(b)	Audit-Related Fees

2019 - None

2018 - None

2017 - None

(c)	Tax Fees

2019 - $6,750

2018 - $6,600

2017 - $6,400

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019

Audit-Related Fees:           0.00%

Tax Fees:           0.00%

All Other Fees:           0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $6,750

2018 - $6,600

2017 - $6,400

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 8/6/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 8/6/19

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer/Principal Financial Officer

Date 8/6/19